Exhibit 99.1

Supplemental Package
For the Year Ended December 31, 2017

Forest City Realty Trust, Inc. and Subsidiaries - Supplemental Package
Fourth Quarter 2017
This supplemental package, together with other statements and information publicly disseminated by us, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ, perhaps materially, from the results discussed in the forward-looking statements. Risk factors discussed in Item 1A of our Form 10-K for the year ended December 31, 2017 and other factors that might cause differences, some of which could be material, include, but are not limited to, the uncertain outcome, impact, effects and results of our Board of Directors’ review of operating, strategic, financial and structural alternatives, our ability to carry out future transactions and strategic investments, as well as the acquisition related costs, unanticipated difficulties realizing benefits expected when entering into a transaction,our ability to qualify or to remain qualified as a REIT, our ability to satisfy REIT distribution requirements, the impact of issuing equity, debt or both, and selling assets to satisfy our future distributions required as a REIT or to fund capital expenditures, future growth and expansion initiatives, the impact of the amount and timing of any future distributions, the impact from complying with REIT qualification requirements limiting our flexibility or causing us to forego otherwise attractive opportunities beyond rental real estate operations, the impact of complying with the REIT requirements related to hedging, our lack of experience operating as a REIT, legislative, administrative, regulatory or other actions affecting REITs, including positions taken by the Internal Revenue Service, the possibility that our Board of Directors will unilaterally revoke our REIT election, the possibility that the anticipated benefits of qualifying as a REIT will not be realized, or will not be realized within the expected time period, the impact of current lending and capital market conditions on our liquidity, our ability to finance or refinance projects or repay our debt, the impact of the slow economic recovery on the ownership, development and management of our commercial real estate portfolio, general real estate investment and development risks, litigation risks, vacancies in our properties, risks associated with developing and managing properties in partnership with others, competition, our ability to renew leases or re-lease spaces as leases expire, illiquidity of real estate investments, our ability to identify and transact on chosen strategic alternatives for a portion of our retail portfolio, bankruptcy or defaults of tenants, anchor store consolidations or closings, the impact of terrorist acts and other armed conflicts, our substantial debt leverage and the ability to obtain and service debt, the impact of restrictions imposed by our revolving credit facility, term loan and senior debt, exposure to hedging agreements, the level and volatility of interest rates, the continued availability of tax-exempt government financing, our ability to receive payment on the notes receivable issued by Onexim in connection with their purchase of our interests in the Barclays Center and the Nets, the impact of credit rating downgrades, effects of uninsured or underinsured losses, effects of a downgrade or failure of our insurance carriers, environmental liabilities, competing interests of our directors and executive officers, the ability to recruit and retain key personnel, risks associated with the sale of tax credits, downturns in the housing market, the ability to maintain effective internal controls, compliance with governmental regulations, increased legislative and regulatory scrutiny of the financial services industry, changes in federal, state or local tax laws and international trade agreements, volatility in the market price of our publicly traded securities, inflation risks, cybersecurity risks, cyber incidents, shareholder activism efforts, conflicts of interest, risks related to our organizational structure including operating through our Operating Partnership and our UPREIT structure, as well as other risks listed from time to time in our SEC filings, including but not limited to, our annual and quarterly reports. We have no obligation to revise or update any forward-looking statements, other than as imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial and Operating Information

Corporate Description
We principally engage in the operation, development, management and acquisition of office, apartment and retail real estate and land throughout the United States. We have approximately $8.1 billion of consolidated assets in 20 states and the District of Columbia at December 31, 2017. Our core markets include Boston, Chicago, Dallas, Denver, Los Angeles, Philadelphia and the greater metropolitan areas of New York City, San Francisco and Washington D.C. We have regional offices in Boston, Dallas, Denver, Los Angeles, New York City, San Francisco, Washington, D.C. and our corporate headquarters in Cleveland, Ohio.
Segments
Real Estate Operations represents the performance of our core rental real estate portfolio and is comprised of the following reportable operating segments:

•	Office - owns, acquires and operates office and life science buildings.

•	Apartments - owns, acquires and operates upscale and middle-market apartments and adaptive re-use developments.

•	Retail - owns, acquires and operates amenity retail within our mixed-use properties, and remaining regional malls and specialty/urban retail centers.
The remaining reportable operating segments consist of the following:

•
Development - develops and constructs office and life science buildings, apartments, condominiums, amenity retail and mixed-use projects. The Development segment includes recently opened operating properties prior to stabilization and the horizontal development and sale of land to residential, commercial and industrial customers primarily at our Stapleton project in Denver, Colorado.

•	Corporate - provides executive oversight to the company and various support services for Operations, Development and Corporate employees.

•
Other - owned and operated several non-core investments, including the Barclays Center, a sports and entertainment arena located in Brooklyn, New York (“Arena”) (sold in January 2016), our equity method investment in the Brooklyn Nets (the “Nets”) (sold in January 2016), and military housing operations (sold in February 2016).

Segment Transfers
The Development segment includes projects in development and projects under construction along with recently opened operating properties prior to stabilization. Projects will be reported in their applicable operating segment (Office, Apartments or Retail) beginning on January 1 of the year following stabilization. Therefore, the Development segment will continue to report results from recently opened properties until the year-end following initial stabilization. We generally define stabilized properties as achieving 92% or greater occupancy or having been open and operating for one or two years, depending on the size of the project. Once a stabilized property is transferred to the applicable Operations segment on January 1, it will be considered “comparable” beginning on the following January 1, as that will be the first time the property is stabilized in both periods presented.
Company Operations
We are organized as a Real Estate Investment Trust (“REIT”) for federal income tax purposes. We hold substantially all of our assets, and conduct substantially all of our business, through Forest City Enterprises, L.P. (“the Operating Partnership). We are the sole general partner of the Operating Partnership and directly or indirectly own all of the limited partnership interests in the Operating Partnership.
We hold and operate certain of our assets through one or more taxable REIT subsidiaries (“TRSs”). A TRS is a subsidiary of a REIT subject to applicable corporate income tax. Our use of TRSs enables us to continue to engage in certain businesses while complying with REIT qualification requirements and allows us to retain income generated by these businesses for reinvestment without the requirement of distributing those earnings. The primary businesses held in TRSs include 461 Dean Street, an apartment building in Brooklyn, New York, South Bay Galleria (sold in December 2017), Antelope Valley Mall (sold in January 2018), Mall at Robinson and Charleston Town Center, regional malls in Redondo Beach, California, Palmdale, California, Pittsburgh, Pennsylvania and Charleston, West Virginia, respectively, Pacific Park Brooklyn project, land development operations, Barclays Center arena (sold in January 2016), the Nets (sold in January 2016) and military housing operations (sold in February 2016). In the future, we may elect to reorganize and transfer certain assets or operations from our TRSs to other subsidiaries, including qualified REIT subsidiaries.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial and Operating Information

Supplemental Financial and Operating Information
We recommend reading this supplemental package in conjunction with our Form 10-K for the year ended December 31, 2017. This supplemental package contains consolidated financial statements prepared in accordance with generally accepted accounting principles (“GAAP”). We also present certain financial information at total company ownership because we believe this information is useful to financial statement users as this method reflects the manner in which we operate our business. We believe financial information and other operating metrics at total company ownership including net asset value (“NAV”) components, net operating income (“NOI”), comparable NOI, comparable NOI margins, Funds From Operations (“FFO”), Operating FFO, Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA and Net Debt to Adjusted EBITDA are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our financial statement users can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures or information shown at total company ownership are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP measures.

The operating information contained in this document includes: occupancy data, leasing summaries, comparable NOI, comparable NOI margins, core market NOI, reconciliation of earnings (loss) before income taxes to NOI, reconciliation of net earnings (loss) to FFO, reconciliation of FFO to Operating FFO, reconciliation of NOI to Operating FFO, reconciliation of net earnings (loss) to EBITDA, Operating FFO bridges, historical trends and our development pipeline. We believe this information gives interested parties a better understanding and more information about our operating performance. The term “comparable,” which is used throughout this document, is generally defined as including stabilized properties open and operated in the three months and years ended December 31, 2017 and 2016.

This supplemental package also contains financial information of entities consolidated under GAAP (“Fully Consolidated Entities”), financial information on our partners’ share of entities consolidated under GAAP (“Noncontrolling Interest”) and financial information on our share of entities accounted for using the equity method of accounting (“Company Share of Unconsolidated Entities”). We believe disclosing financial information on Fully Consolidated Entities, Noncontrolling Interest and Company Share of Unconsolidated Entities is essential to allow our financial statement users the ability to arrive at our total company ownership of all of our real estate investments, whether or not we “control” the investment under GAAP.

Financial information related to Fully Consolidated Entities, Noncontrolling Interest and Company Share of Unconsolidated Entities is included in the Appendix section of this supplemental package.

Net Asset Value Components
We disclose components of our business relevant to calculate NAV, a non-GAAP measure. There is no directly comparable GAAP financial measure to NAV. We consider NAV to be a useful supplemental measure which assists both management and investors to estimate the fair value of our Company. The calculation of NAV involves significant estimates and can be calculated using various methods. Each individual investor must determine the specific methodology, assumptions and estimates to use to arrive at an estimated NAV of the Company. NAV components are shown at our total company ownership. We believe disclosing the components at total company ownership is essential to estimate NAV, as they represent our estimated proportionate amount of assets and liabilities we are entitled to.

The components of NAV do not consider the potential changes in rental and fee income streams or development platform. The components include non-GAAP financial measures, such as NOI, and information related to our rental properties business at the Company’s share. Although these measures are not presented in accordance with GAAP, investors can use these non-GAAP measures as supplementary information to evaluate our business.

FFO
FFO, a non-GAAP measure, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors impact net earnings in the short-term, we believe FFO presents a consistent view of the overall financial performance of our business from period-to-period since the core of our business is the recurring operations of our portfolio of real estate assets. Management believes that the exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the Company’s core assets and assists in comparing those operating results between periods. Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes ratably over time. Since real estate values have historically risen or fallen with market conditions, many real estate investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets and impairment of depreciable real estate, management believes that FFO, along with the required GAAP presentations, provides another measurement of the Company’s performance relative to its competitors and an additional basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial and Operating Information

The majority of our peers in the publicly traded real estate industry report operations using FFO as defined by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO is defined by NAREIT as net earnings excluding the following items at our ownership: i) gain (loss) on full or partial disposition of rental properties, divisions and other investments (net of tax); ii) non-cash charges for real estate depreciation and amortization; iii) impairment of depreciable real estate (net of tax); and iv) cumulative or retrospective effect of change in accounting principle (net of tax).

Operating FFO
In addition to reporting FFO, we report Operating FFO, a non-GAAP measure, as an additional measure of our operating performance. We believe it is appropriate to adjust FFO for significant items driven by transactional activity and factors relating to the financial and real estate markets, rather than factors specific to the on-going operating performance of our properties. We use Operating FFO as an indicator of continuing operating results in planning and executing our business strategy. Operating FFO should not be considered to be an alternative to net earnings computed under GAAP as an indicator of our operating performance and may not be directly comparable to similarly-titled measures reported by other companies.

We define Operating FFO as FFO adjusted to exclude: i) impairment of non-depreciable real estate; ii) write-offs of abandoned development projects and demolition costs; iii) income recognized on state and federal historic and other tax credits; iv) gains or losses from extinguishment of debt; v) change in fair market value of nondesignated hedges; vi) gains or losses on change in control of interests; vii) the adjustment to recognize rental revenues and rental expense using the straight-line method; viii) participation payments to ground lessors on refinancing of our properties; ix) other transactional items; x) the Nets pre-tax FFO; and xi) income taxes on FFO.

EBITDA
EBITDA, a non-GAAP measure, is defined as net earnings excluding the following items at our company share: i) non-cash charges for depreciation and amortization; ii) interest expense; iii) amortization of mortgage procurement costs; and iv) income taxes. EBITDA may not be directly comparable to similarly-titled measures reported by other companies. We use EBITDA as the starting point in order to calculate Adjusted EBITDA as described below.

Adjusted EBITDA
We define Adjusted EBITDA, a non-GAAP measure, as EBITDA adjusted to exclude: i) impairment of real estate; ii) gains or losses from extinguishment of debt; iii) gain (loss) on full or partial disposition of rental properties, development projects and other investments; iv) gains or losses on change in control of interests; v) other transactional items, including organizational transformation and termination benefits; and vi) the Nets pre-tax EBITDA. We believe EBITDA, Adjusted EBITDA and net debt to Adjusted EBITDA provide additional information in evaluating our credit and ability to service our debt obligations. Adjusted EBITDA is used by the chief operating decision maker and management to assess operating performance and resource allocations by segment and on a consolidated basis. Management believes Adjusted EBITDA gives the investment community a further understanding of the Company’s operating results, including the impact of general and administrative expenses and acquisition-related expenses, before the impact of investing and financing transactions and facilitates comparisons with competitors. However, Adjusted EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating Adjusted EBITDA and, accordingly, the Company’s Adjusted EBITDA may not be comparable to other REITs.

Net Debt to Adjusted EBITDA
Net Debt to Adjusted EBITDA, a non-GAAP measure, is defined as total debt, net at our company share (total debt includes outstanding borrowings on our revolving credit facility, our term loan facility, convertible senior debt, net, nonrecourse mortgages and notes payable, net) less cash and equivalents, at our company share, divided by Adjusted EBITDA. Net Debt to Adjusted EBITDA is a supplemental measure derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors use versions of this ratio in a similar manner. The Company’s method of calculating the ratio may be different from methods used by other REITs and, accordingly, may not be comparable to other REITs.

NOI
NOI, a non-GAAP measure, reflects our share of the core operations of our rental real estate portfolio, prior to any financing activity. NOI is defined as revenues less operating expenses at our ownership within our Office, Apartments, Retail, and Development segments, except for revenues and cost of sales associated with sales of land held in these segments. The activities of our Corporate and Other segments do not involve the operations of our rental property portfolio and therefore are not included in NOI.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial and Operating Information

We believe NOI provides important information about our core operations and, along with earnings before income taxes, is necessary to understand our business and operating results. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, revenues and cost of sales associated with sales of land, other non-property income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating office, apartment and retail real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. We use NOI to evaluate our operating performance on a portfolio basis since NOI allows us to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant mix have on our financial results. Investors can use NOI as supplementary information to evaluate our business. In addition, management believes NOI provides useful information to the investment community about our financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry. NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, our GAAP measures, and may not be directly comparable to similarly-titled measures reported by other companies.

Comparable NOI
We use comparable NOI, a non-GAAP measure, as a metric to evaluate the performance of our office and apartment properties. This measure provides a same-store comparison of operating results of all stabilized properties that are open and operating in all periods presented. Non-capitalizable development costs and unallocated management and service company overhead, net of service fee revenues, are not directly attributable to an individual operating property and are considered non-comparable NOI. In addition, certain income and expense items at the property level, such as lease termination income, real estate tax assessments or rebates, certain litigation expenses incurred and any related legal settlements and NOI impacts of changes in ownership percentages, are excluded from comparable NOI. Due to the planned/ongoing disposition of substantially all of our regional mall and specialty retail portfolios, we are no longer disclosing comparable NOI for our retail properties. Other properties and activities such as Arena, federally assisted housing, military housing, straight-line rent adjustments and participation payments as a result of refinancing transactions are not evaluated on a comparable basis and the NOI from these properties and activities is considered non-comparable NOI.

Comparable NOI is an operating statistic defined as NOI from stabilized properties operated in all periods presented. We believe comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and is used to assess operating performance and resource allocation of the operating properties. While property dispositions, acquisitions or other factors impact net earnings in the short term, we believe comparable NOI presents a consistent view of the overall performance of our operating portfolio from period to period. A reconciliation of earnings (loss) before income taxes, the most comparable financial measure calculated in accordance with GAAP, to NOI, a reconciliation of NOI to earnings (loss) before income taxes for each operating segment and a reconciliation from NOI to comparable NOI are included in this supplemental package.

Comparable NOI margin information is an operating statistic derived from comparable NOI as a percentage of revenues associated with comparable NOI. We believe comparable NOI margins are useful in evaluating revenue enhancements and expense management on our comparable properties while also assessing the execution of our business strategies.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial and Operating Information

Corporate Headquarters
Forest City Realty Trust, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113

Effective March 2018:
Key Tower
127 Public Square, Suite 3100
Cleveland, Ohio 44114
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K expected to be filed on or about February 22, 2018 with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2017, can be found on our website under SEC Filings or may be obtained without charge upon written request to:
Jeffrey B. Linton
Senior Vice President - Corporate Communication
JeffLinton@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Michael E. Lonsway
Executive Vice President - Planning
MikeLonsway@forestcity.net
Investor Presentations
We periodically post updated investor presentations on the Investors page of our website at www.forestcity.net. It is possible the periodic updates may include information deemed to be material. Therefore, we encourage investors, the media, and other interested parties to review the Investors page of our website at www.forestcity.net for the most recent investor presentation.
Transfer Agent and Registrar
EQ Shareowner Services
P.O. Box 64854
St. Paul, MN 55164-9440
(800) 468-9716
www.shareowneronline.com
NYSE Listing
FCEA - Class A Common Stock ($.01 par value)
Dividend Reinvestment and Stock Purchase Plan
We offer our shareholders the opportunity to purchase additional shares of common stock through the Forest City Realty Trust, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”). You may obtain a copy of the Plan prospectus and an enrollment card by contacting EQ Shareowner Services at (800) 468-9716 or by visiting www.shareowneronline.com.

Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

Consolidated Balance Sheets – (Unaudited)

	December 31, 2017	December 31, 2016
	(in thousands)
Assets
Real Estate
Completed rental properties
Office	$3,485,880	$3,603,480
Apartments	2,550,072	2,586,720
Retail	103,990	288,582
Total Operations	6,139,942	6,478,782
Recently-Opened Properties/Redevelopment	990,851	622,939
Corporate	23,814	10,626
Total completed rental properties	7,154,607	7,112,347
Projects under construction
Office	79,976	110,526
Apartments	257,588	399,332
Retail	—	6,457
Total projects under construction	337,564	516,315
Projects under development
Operating properties	1,228	1,637
Office	107,260	103,598
Apartments	122,500	113,430
Retail	—	—
Total projects under development	230,988	218,665
Total projects under construction and development	568,552	734,980
Land inventory	57,296	68,238
Total Real Estate	7,780,455	7,915,565
Less accumulated depreciation	(1,484,163)	(1,442,006)
Real Estate, net	6,296,292	6,473,559
Cash and equivalents	204,260	174,619
Restricted cash	146,131	149,300
Accounts receivable, net	225,022	208,563
Notes receivable	398,785	383,163
Investments in and advances to unconsolidated entities	550,362	564,779
Lease procurement costs, net	59,810	66,065
Prepaid expenses and other deferred costs, net	75,839	73,987
Intangible assets, net	106,786	134,562
Total Assets	$8,063,287	$8,228,597

Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

Consolidated Balance Sheets – (Unaudited)

	December 31, 2017	December 31, 2016
	(in thousands)
Liabilities and Equity
Liabilities
Nonrecourse mortgage debt and notes payable, net
Completed rental properties
Office	$1,009,905	$1,152,425
Apartments	1,363,784	1,396,088
Retail	47,209	141,160
Total Operations	2,420,898	2,689,673
Recently-Opened Properties/Redevelopment	524,410	292,083
Total completed rental properties	2,945,308	2,981,756
Projects under construction
Office	—	37,660
Apartments	43,696	69,996
Retail	—	—
Total projects under construction	43,696	107,656
Projects under development
Operating properties	—	—
Office	—	—
Apartments	9,357	31,421
Retail	—	—
Total projects under development	9,357	31,421
Total projects under construction and development	53,053	139,077
Land inventory	—	—
Nonrecourse mortgage debt and notes payable, net	2,998,361	3,120,833
Revolving credit facility	—	—
Term loan, net	333,668	333,268
Convertible senior debt, net	112,637	112,181
Construction payables	76,045	137,738
Operating accounts payable and accrued expenses	561,132	562,784
Accrued derivative liability	12,845	26,202
Total Accounts payable, accrued expenses and other liabilities	650,022	726,724
Cash distributions and losses in excess of investments in unconsolidated entities	123,882	150,592
Total Liabilities	4,218,570	4,443,598
Equity
Stockholders’ Equity
Stockholders’ equity before accumulated other comprehensive loss	3,436,997	3,298,248
Accumulated other comprehensive loss	(8,563)	(14,410)
Total Stockholders’ Equity	3,428,434	3,283,838
Noncontrolling interest	416,283	501,161
Total Equity	3,844,717	3,784,999
Total Liabilities and Equity	$8,063,287	$8,228,597

Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

Consolidated Statements of Operations – (Unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2017	2016	2017	2016
	(in thousands)
Revenues
Rental	$169,259	$161,937	$665,354	$649,923
Tenant recoveries	25,968	23,155	106,703	117,144
Service and management fees	7,578	15,604	37,220	53,824
Parking and other	8,659	13,432	42,871	56,996
Arena	—	—	—	—
Land sales	14,470	25,599	59,778	48,078
Subsidized Senior Housing	—	—	—	—
Military Housing	—	—	—	3,518
Total revenues	225,934	239,727	911,926	929,483
Expenses
Property operating and management	68,231	79,136	297,143	337,951
Real estate taxes	21,357	22,720	85,662	90,468
Ground rent	3,744	3,509	15,235	14,375
Arena operating	—	—	—	—
Cost of land sales	4,712	8,471	27,708	13,661
Subsidized Senior Housing operating	—	—	—	—
Military Housing operating	—	—	—	2,730
Corporate general and administrative	16,068	10,904	62,149	62,683
Organizational transformation and termination benefits	20,374	9,215	34,395	31,708
	134,486	133,955	522,292	553,576
Depreciation and amortization	58,857	62,327	248,353	250,848
Write-offs of abandoned development projects and demolition costs	—	290	1,596	10,348
Impairment of real estate	—	—	44,288	156,825
Total expenses	193,343	196,572	816,529	971,597
Operating Income (loss)	32,591	43,155	95,397	(42,114)
Interest and other income	13,122	13,564	53,651	46,229
Net gain on disposition of interest in unconsolidated entities	—	—	—	—
Interest expense	(31,958)	(30,311)	(120,431)	(131,441)
Interest rate swap breakage fee	—	(24,635)	—	(24,635)
Amortization of mortgage procurement costs	(1,483)	(1,324)	(5,550)	(5,719)
Loss on extinguishment of debt	(118)	(3,876)	(2,961)	(32,960)
Earnings (loss) before income taxes and earnings from unconsolidated entities	12,154	(3,427)	20,106	(190,640)
Equity in earnings	1,329	4,181	25,163	29,701
Net gain on disposition of interest in unconsolidated entities	28,439	553	110,221	13,166
Impairment	—	—	(10,600)	(306,400)
	29,768	4,734	124,784	(263,533)
Earnings (loss) before income taxes	41,922	1,307	144,890	(454,173)
Income tax expense (benefit) of taxable REIT subsidiaries
Current	1,769	1,466	6,586	3,240
Deferred	(28,200)	100	(28,200)	493
	(26,431)	1,566	(21,614)	3,733
Earnings (loss) before gain on disposal of real estate	68,353	(259)	166,504	(457,906)
Net gain (loss) on disposition of interest in development project	—	—	(113)	136,117
Net gain (loss) on disposition of full or partial interests in rental properties, net of tax	5,227	18,199	18,800	121,284
Gain on disposition of rental property in deed-in-lieu transaction	29,845	—	29,845	—
Earnings (loss) from continuing operations	103,425	17,940	215,036	(200,505)
Discontinued operations, net of tax
Operating loss from rental properties	—	—	—	(1,126)
Gain (loss) on disposition of disposal group	—	(15,200)	—	49,353
Equity in earnings (loss)	—	—	—	(822)
	—	(15,200)	—	47,405
Net earnings (loss)	103,425	2,740	215,036	(153,100)
Noncontrolling interests, gross of tax
Earnings from continuing operations attributable to noncontrolling interests	(519)	(915)	(9,006)	(6,078)
Loss from discontinued operations attributable to noncontrolling interests	—	—	—	776
	(519)	(915)	(9,006)	(5,302)
Net earnings (loss) attributable to Forest City Realty Trust, Inc.	$102,906	$1,825	$206,030	$(158,402)

Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

Net Asset Value Components – December 31, 2017

Completed Rental Properties - Operations
	Q4 2017	Net Stabilized	Stabilized	Annualized	Nonrecourse
(Dollars in millions)	NOI (1)	Adjustments (2)	NOI	Stabilized NOI	Debt, net (3)
Operations	A	B	=A+B
Office Real Estate
Life Science
Cambridge	$19.8	$1.2	$21.0	$84.0	$(502.5)
Other Life Science	3.6	0.1	3.7	14.8	(99.1)
New York
Manhattan	14.0	—	14.0	56.0	—
Brooklyn	23.9	—	23.9	95.6	(353.4)
Other Office	7.6	(0.6)	7.0	28.0	(190.9)
Subtotal Office	$68.9	$0.7	$69.6	$278.4	$(1,145.9)
Apartment Real Estate
Apartments, Core Markets	$35.0	$—	$35.0	$140.0	$(1,334.2)
Apartments, Non-Core Markets	11.2	—	11.2	44.8	(309.0)
Subtotal Apartment Product Type	$46.2	$—	$46.2	$184.8	$(1,643.2)
Federally Assisted Housing (4)	0.2	0.3	0.5	2.0	(18.2)
Subtotal Apartments	$46.4	$0.3	$46.7	$186.8	$(1,661.4)
Retail Real Estate
Other Retail	$12.5	$(2.4)	$10.1	$40.4	$(453.4)
Subtotal	$127.8	$(1.4)	$126.4	$505.6	$(3,260.7)
Straight-line rent adjustments	2.1	—	2.1	8.4	—
Other Operations	(0.1)	—	(0.1)	(0.4)	—
Total Operations	$129.8	$(1.4)	$128.4	$513.6	$(3,260.7)

Development
Recently-Opened Properties/Redevelopment	$2.0	$9.5	$11.5	$46.0	$(370.0)
Straight-line rent adjustments	0.6	—	0.6	2.4	—
Other Development	(2.9)	—	(2.9)	(11.6)	—
Total Development	$(0.3)	$9.5	$9.2	$36.8	$(370.0)
Retail Dispositions				Net Asset Value (5)
QIC	$17.9			$729.3	$(633.9)
Madison	5.9			204.0	(239.4)
Total Retail Dispositions	$23.8			$933.3	$(873.3)
				Book Value (3)
Projects under construction (6)				$136.8	$(20.6)
Projects under development				$285.7	$(166.3)
Land inventory:
Stapleton				$50.1	$—
Commercial Outlots				$2.8	$—
Other Tangible Assets
Cash and equivalents				$242.5
Restricted cash				$197.8
Accounts receivable, net (7)				$271.2
Notes receivable				$478.6
Net investments and advances to unconsolidated entities				$42.5
Prepaid expenses and other deferred costs, net				$82.3
Recourse Debt and Other Liabilities
Revolving credit facility				$—
Term loan, net				$(333.7)
Convertible senior debt, net				$(112.6)
Less: convertible debt				$112.6
Construction payables				$(95.8)
Operating accounts payable and accrued expenses (8)				$(620.1)
Share Data (in millions)
Diluted weighted average number of shares for the three months ended December 31, 2017				273.3

Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

Net Asset Value Components – December 31, 2017 (continued)

(1)	Q4 2017 Earnings Before Income Taxes is reconciled to NOI for the three months ended December 31, 2017 in the Supplemental Operating Information section of this supplemental package.

(2)	The net stabilized adjustments column represents adjustments assumed to arrive at an estimated annualized stabilized NOI. We include stabilization adjustments to the Q4 2017 NOI as follows:

a)
Due to the redevelopment of 26 Landsdowne Street (Life Science Office - Cambridge), we have included a stabilization adjustment to the Q4 2017 NOI to arrive at our estimate of annualized stabilized NOI prior to the commencement of our current redevelopment.

b)
Due to quarterly fluctuations of NOI as a result of distribution restrictions from our limited-distribution federally assisted housing properties, we have included a stabilization adjustment to the Q4 2017 NOI to arrive at our estimate of stabilized NOI. Our estimate of stabilized NOI is based on the 2016 annual NOI of $2.0 million, which excludes NOI related to 37 properties in this portfolio sold during the year ended December 31, 2017.

c)	Partial period NOI for recently sold properties has been removed in the Operations Segments.

d)	Due to the planned transfer of Charleston Town Center (Other Retail) to the lender in a deed-in-lieu transaction, we have removed NOI and nonrecourse debt, net, related to this property.

e)
For recently-opened properties currently in initial lease-up periods included in the Development Segment, NOI is reflected at 5% of the company ownership cost. This assumption does not reflect our anticipated NOI, but rather is used in order to establish a hypothetical basis for an estimated valuation of leased-up properties. The following properties are currently in their initial lease-up periods:

	Cost at 100%	Cost at Company Share	Lease Commitment % as of
Property			February 1, 2018
	(in millions)
Office:
The Bridge at Cornell Tech (New York Office)	$164.1	$164.1	53%
1812 Ashland Ave (Other Life Science)	$61.2	$61.2	75%
Total Office	$225.3	$225.3
Apartments:
Mint Town Center (Core Market)	$94.0	$82.7	16%
Axis (Core Market)	$140.4	$41.8	18%
VYV (Non-Core Market)	$214.3	$107.1	35%
38 Sixth Avenue (Core Market)	$202.7	$50.1	23%
535 Carlton (Core Market)	$168.1	$41.7	66%
Eliot on 4th (Core Market)	$138.3	$42.6	66%
NorthxNorthwest (Core Market)	$115.0	$33.5	49%
461 Dean Street (Core Market)	$151.3	$151.3	92%
The Bixby (Core Market)	$59.2	$11.8	97%
Blossom Plaza (Core Market)	$100.6	$29.9	97%
The Yards - Arris (Core Market)	$143.2	$42.9	89%
Total Apartments	$1,527.1	$635.4
Retail
The Yards - District Winery	$10.6	$10.6	100%
Grand Total	$1,763.0	$871.3
NOI attributable to Kapolei Lofts, an apartment community on land in which we lease, is not included in NOI from lease-up properties. We consolidate the land lessor, who is entitled to a preferred return that currently exceeds anticipated operating cash flow of the project, and therefore, this project is reflected at 0% for company-share purposes.  In accordance with the waterfall provisions of the distribution Agreement, we expect to share in the net proceeds upon a sale of the project, which is not currently reflected on the NAV component schedule.

f)
Due to the redevelopment of Ballston Quarter (Development Segment; Recently-Opened Properties/Redevelopment), we have included a stabilization adjustment to the Q4 2017 NOI to arrive at $2.6 million, our estimate of annualized stabilized NOI prior to the commencement of our current redevelopment.

The net stabilized adjustments are not comparable to any GAAP measure and therefore do not have a reconciliation to the nearest comparable GAAP measure.

(3)
Amounts represent the company’s share of each respective balance sheet line item as of December 31, 2017 and may be calculated using the financial information contained in the Appendix of this supplemental package. Due to the planned transfer of Charleston Town Center to the lender in a deed in lieu transaction, we have removed nonrecourse debt, net, of $49.1 million related to this property.

(4)
Represents the remaining 10 federally assisted housing apartment communities. We previously signed a master purchase and sale agreement to dispose of this portfolio and expect to receive net proceeds of approximately $65 million. As of December 31, 2017, 37 properties have closed, representing $61.4 million in net proceeds.

Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

(5)	Net asset valued related to the retail portfolio dispositions:

a.
As a result of the signed definitive agreement to dispose of our 10 regional malls to QIC, we have calculated the remaining net asset value based on agreed upon pricing, excluding two regional malls which closed in Q4 2017. The remaining eight regional malls are expected to transact at a weighted-average cap rate of 4.9%.

b.
In accordance with the signed definitive agreement to dispose of our 12 specialty retail centers to Madison, during Q4 2017, we converted our common ownership interest in 10 assets to preferred ownership interests. The nonrecourse debt, net, associated with the 10 converted assets is approximately $182.0 million. We have calculated the net asset value based on agreed upon pricing and this portfolio is expected to transact at a weighted-average cap rate of 5.3%.

(6)	NOI for the following properties is stabilized under Recently-Opened Properties/Redevelopment. As such, we have removed the following from projects under construction:

a.	$34.7 million, which represents the costs on the balance sheet associated with the ongoing redevelopment of Ballston Quarter.

b.	$68.1 million, which represents costs on the balance sheet associated with the phased openings of Axis ($21.9 million) and Mint Town Center ($46.2 million).

c.	$80.0 million, which represents costs on the balance sheet associated with vacant space not ready for its intended use at The Bridge at Cornell Tech.

(7)	Includes $141.7 million of straight-line rent receivable (net of $7.7 million of allowance for doubtful accounts).

(8)	Includes $51.3 million of straight-line rent payable.

Forest City Realty Trust, Inc. and Subsidiaries
Selected Financial Information

Net Asset Value Components - Stabilized NOI - Q3 2017 vs. Q4 2017
The following represents the quarterly change in stabilized NOI used to estimate NAV, as a result of recent property openings and sales, as well as other portfolio changes. GAAP reconciliations for the beginning period can be found in prior supplemental packages furnished with the SEC and are available on our website at www.forestcity.net.

Net Asset Value Components - Stabilized NOI
		Stabilized Adjustments

	Q3 2017	Property	Property	Portfolio	Q4 2017
(Dollars in millions)	Stabilized NOI	Openings	Sales	NOI Changes	Stabilized NOI
Operations
Office Real Estate
Life Science
Cambridge	$20.5	$—	$—	$0.5	$21.0
Other Life Science	3.8	—	—	(0.1)	3.7
New York
Manhattan	13.8	—	—	0.2	14.0
Brooklyn	24.2	—	—	(0.3)	23.9
Other Office	8.0	—	(0.4)	(0.6)	7.0
Subtotal Office	$70.3	$—	$(0.4)	$(0.3)	$69.6
Apartment Real Estate
Apartments, Core Markets	$35.1	$—	$—	$(0.1)	$35.0
Apartments, Non-Core Markets	11.9	—	—	(0.7)	11.2
Subtotal Apartment Product Type	$47.0	$—	$—	$(0.8)	$46.2
Federally Assisted Housing (5)	0.9	—	(0.4)	—	0.5
Subtotal Apartments	$47.9	$—	$(0.4)	$(0.8)	$46.7
Retail Real Estate
Other Retail	10.7	—	—	(0.6)	10.1
Subtotal	$128.9	$—	$(0.8)	$(1.7)	$126.4
Straight-line rent adjustments	2.1	—	—	—	2.1
Other Operations	(0.2)	—	—	0.1	(0.1)
Total Operations	$130.8	$—	$(0.8)	$(1.6)	$128.4

Development Pipeline
Development
Recently-Opened Properties/Redevelopment	$10.5	$1.0	$—	$—	$11.5
Straight-line rent adjustments	0.6	—	—	—	0.6
Other Development	(4.1)	—	—	1.2	(2.9)
Total Development	$7.0	$1.0	$—	$1.2	$9.2
Grand Total	$137.8	$1.0	$(0.8)	$(0.4)	$137.6

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Occupancy Data
Office segment occupancy data represents leased occupancy at the end of the quarter. Leased occupancy percentage is calculated by dividing the sum of the total tenant occupied space under the lease and vacant space under the lease by gross leasable area (“GLA”).

	Leased Occupancy
	As of December 31,
Office	2017	2016
Comparable	97.4%	96.3%
Total	96.7%	92.8%
Apartment segment occupancy data represents economic occupancy, which is calculated by dividing the period-to-date gross potential rent less vacancy by gross potential rent. Apartment occupancy data excludes limited-distribution subsidized senior housing units.

	Economic Occupancy
	Years Ended December 31,
Apartments	2017	2016
Comparable	93.8%	94.2%
Total	93.8%	94.2%
The graph below provides comparable leased and economic occupancy data as reported in previous quarters. Prior period amounts may differ from above since the properties qualifying as comparable change from period to period.
Comparable Occupancy Percentage Trend

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Leasing Summary
Office Buildings
The following table represents those new leases and GLA signed on the same space in which there was a former tenant and existing tenant renewals along with all other new leases signed within the rolling 12-month period.

	Same-Space Leases					Other New Leases
Quarter	Number of Leases Signed	GLA Signed	Contractual Rent Per SF (1)	Expired Rent Per SF (1)	Cash Basis % Change over Prior Rent	Number of Leases Signed	GLA Signed	Contractual Rent Per SF (1)	Total GLA Signed
Q1 2017	15	148,260	$62.17	$51.85	19.9%	5	13,128	$25.04	161,388
Q2 2017	20	290,759	$64.60	$57.69	12.0%	5	27,326	$42.07	318,085
Q3 2017	7	53,516	$35.23	$31.42	12.1%	2	6,209	$18.34	59,725
Q4 2017	14	340,532	$46.92	$39.39	19.1%	3	1,186	$57.26	341,718
Total	56	833,067	$55.05	$47.31	16.4%	15	47,849	$34.70	880,916

(1)
Office contractual rent per square foot includes base rent and fixed additional charges for common area maintenance and real estate taxes as of rental commencement. For all expiring leases, contractual rent per square foot includes any applicable escalations.

Apartment Communities
The following tables present leasing information of our apartment communities. Prior period amounts may differ from data as reported in previous quarters since the properties that qualify as comparable change from period to period.

Quarterly Comparison

		Monthly Average Apartment Rental Rates (2)			Economic Apartment Occupancy
Comparable Apartment	Leasable Units	Three Months Ended December 31,			Three Months Ended December 31,
Communities (1)	at Company % (3)	2017	2016	% Change	2017	2016	% Change
Core Markets	8,735	$2,033	$2,008	1.2%	93.7%	94.4%	(0.7)%
Non-Core Markets	7,954	$1,017	$991	2.6%	91.6%	92.5%	(0.9)%
Total Comparable Apartments	16,689	$1,549	$1,522	1.8%	93.1%	93.8%	(0.7)%

Year-to-Date Comparison

		Monthly Average Apartment Rental Rates (2)			Economic Apartment Occupancy
Comparable Apartment	Leasable Units	Years Ended December 31,			Years Ended December 31,
Communities (1)	at Company % (3)	2017	2016	% Change	2017	2016	% Change
Core Markets	8,735	$2,020	$1,996	1.2%	94.4%	94.8%	(0.4)%
Non-Core Markets	7,954	$1,006	$984	2.2%	92.6%	92.8%	(0.2)%
Total Comparable Apartments	16,689	$1,537	$1,513	1.6%	93.8%	94.2%	(0.4)%

Sequential Comparison

		Monthly Average Apartment Rental Rates (2)			Economic Apartment Occupancy
		Three Months Ended			Three Months Ended
Comparable Apartment	Leasable Units	December 31,	September 30,		December 31,	September 30,
Communities (1)	at Company % (3)	2017	2017	% Change	2017	2017	% Change
Core Markets	8,735	$2,033	$2,035	(0.1)%	93.7%	94.3%	(0.6)%
Non-Core Markets	7,954	$1,017	$1,013	0.4%	91.6%	93.5%	(1.9)%
Total Comparable Apartments	16,689	$1,549	$1,548	0.1%	93.1%	94.1%	(1.0)%

(1)
Includes stabilized apartment communities completely opened and operated in the periods presented. These apartment communities include units leased at affordable apartment rates which provide a discount from average market rental rates. For the three months ended December 31, 2017, 15.1% of leasable units in core markets and 4.9% of leasable units in non-core markets were affordable housing units. Excludes limited-distribution federally assisted housing units.

(2)	Represents gross potential rent less concessions.

(3)	Leasable units represent our share of comparable leasable units at the apartment community.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Comparable NOI

	Three Months Ended	Year Ended
	December 31, 2017	December 31, 2017
Office	6.4%	2.9%
Apartments	5.6%	3.3%
Total	6.1%	3.1%
The tables below provide the percentage change of Comparable NOI as reported in previous quarters. GAAP reconciliations for previous periods can be found in prior supplemental packages furnished to the SEC and are available on our website at www.forestcity.net. The percentage change for total Comparable NOI has been recast to exclude Retail Comparable NOI to be consistent with current period presentation.

Quarterly Historical Trends
	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Office	6.4%	4.3%	1.4%	(1.4)%	(0.4)%
Apartments	5.6%	5.0%	2.3%	(0.3)%	1.1%
Total	6.1%	4.6%	1.8%	(0.9)%	0.2%

Annual Historical Trends
	Years Ended
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Office	2.9%	3.6%	4.9%	6.6%
Apartments	3.3%	3.3%	4.7%	4.3%
Total	3.1%	3.5%	4.9%	5.7%
The table below provides comparable NOI margins for our Operations segments. Properties included in prior periods may differ from the current year since properties qualifying as comparable change from period to period.

Year-to-Date and Annual Historical Trends - Margins on Comparable NOI
	Years Ended
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Office Segment
Life Science	68.6%	60.1%	58.7%	58.5%
New York
Manhattan	73.9%	73.5%	72.1%	73.2%
Brooklyn	52.8%	53.0%	51.4%	50.5%
Other Office	63.7%	55.6%	53.8%	53.4%
Total Office Segment	62.2%	59.0%	57.3%	57.1%
Apartment Segment
Core Markets	62.3%	61.6%	60.8%	60.7%
Non-Core Markets	49.7%	48.9%	46.3%	47.0%
Total Apartment Segment	58.6%	57.8%	56.7%	56.7%
Total	60.6%	58.5%	57.1%	56.9%

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

NOI (Non-GAAP) Detail (in thousands)

	Three Months Ended December 31,			Years Ended December 31,
	2017	2016	% Change	2017	2016	% Change
Office Segment
Comparable NOI	66,273	62,265	6.4%	260,822	253,584	2.9%
Non-Comparable NOI	2,656	2,641		17,514	17,727
Office Product Type NOI	68,929	64,906		278,336	271,311
Other NOI (1)	2,870	2,755		11,880	7,400
Total Office Segment	71,799	67,661		290,216	278,711
Apartment Segment
Comparable NOI	46,024	43,590	5.6%	184,910	178,935	3.3%
Non-Comparable NOI	114	628		1,354	765
Apartment Product Type NOI	46,138	44,218		186,264	179,700
Federally Assisted Housing	234	4,732		10,047	19,693
Other NOI (1)	(1,123)	(318)		(3,815)	(2,693)
Total Apartment Segment	45,249	48,632		192,496	196,700
Retail Segment
Retail NOI	36,044	42,110		154,703	165,203
Madison Preferred Return	231	—		231	—
Retail Product Type NOI	36,275	42,110		154,934	165,203
Other NOI (1)	268	2,532		(414)	3,785
Total Retail Segment	36,543	44,642		154,520	168,988
Operations
Comparable NOI	112,297	105,855	6.1%	445,732	432,519	3.1%
Retail NOI	36,275	42,110		154,934	165,203
Non-Comparable NOI (2)	2,770	3,269		18,868	18,492
Product Type NOI	151,342	151,234		619,534	616,214
Federally Assisted Housing	234	4,732		10,047	19,693
Other NOI (1):
Straight-line rent adjustments	2,078	1,773		10,854	9,194
Participation payments	—	(73)		—	(73)
Other Operations	(63)	3,269		(3,203)	(629)
	2,015	4,969		7,651	8,492
Total Operations	153,591	160,935		637,232	644,399
Development Segment
Recently-Opened Properties/Redevelopment	1,965	796		3,179	3,180
Other Development (3)	(2,289)	(5,188)		(18,611)	(27,891)
Total Development Segment	(324)	(4,392)		(15,432)	(24,711)
Other Segment	—	—		—	2,502
Grand Total	$153,267	$156,543		$621,800	$622,190

(1)	Includes straight-line rent adjustments, participation payments as a result of refinancing transactions on our properties and management and service company overhead, net of service fee revenues.

(2)
Non-comparable NOI includes lease termination income of $1,263 and $7,482 for the three months and year ended December 31, 2017, compared with $2,079 and $3,404 for the three months and year ended December 31, 2016.

(3)	Includes straight-line adjustments, non-capitalizable development overhead and other costs on our development projects.

Percentage of NOI by Product Type (dollars in thousands)

	Three Months Ended December 31,				Years Ended December 31,
	2017		2016		2017		2016
	NOI	% of Total	NOI	% of Total	NOI	% of Total	NOI	% of Total
Office Segment	$68,929	45.5%	$64,906	42.9%	$278,336	44.9%	$271,311	44.0%
Apartment Segment	46,138	30.5%	44,218	29.2%	186,264	30.1%	179,700	29.2%
Retail Segment	36,275	24.0%	42,110	27.9%	154,934	25.0%	165,203	26.8%
Total Product Type NOI	$151,342		$151,234		$619,534		$616,214

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Summary of Corporate General and Administrative and Other NOI (in thousands)

	Three Months Ended December 31,			Years Ended December 31,
	2017	2016	Change	2017	2016	Change
Corporate General and Administrative	$(16,068)	$(10,904)	$(5,164)	$(62,149)	$(62,683)	$534
Other Operations NOI	(63)	3,269	(3,332)	(3,203)	(629)	(2,574)
Other Development NOI	(2,289)	(5,188)	2,899	(18,611)	(33,391)	14,780
	$(18,420)	$(12,823)	$(5,597)	$(83,963)	$(96,703)	$12,740
Ballston Quarter development fee	—	—	—	—	5,500	(5,500)
Total	$(18,420)	$(12,823)	$(5,597)	$(83,963)	$(91,203)	$7,240

Year-to-Date and Annual Historical Trends
GAAP reconciliations for previous periods can be found in prior supplemental packages furnished to the SEC and are available on our website at www.forestcity.net.

	Years Ended
	December 31, 2017	December 31, 2016	December 31, 2015
	(in thousands)
Corporate General and Administrative	$(62,149)	$(62,683)	$(51,974)
Other Operations NOI	(3,203)	(629)	(18,051)
Other Development NOI	(18,611)	(33,391)	(41,499)
	$(83,963)	$(96,703)	$(111,524)
Ballston Quarter development fee	—	5,500	—
Total	$(83,963)	$(91,203)	$(111,524)

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Core Market NOI
(dollars in thousands)

Year Ended December 31, 2017	Year Ended December 31, 2016

Product Type NOI	$619,534	Product Type NOI	$616,214
Federally Assisted Housing	10,047	Federally Assisted Housing	19,693
Other NOI (3):		Other NOI (3):
Straight-line rent adjustments	10,854	Straight-line rent adjustments	9,194
Participation payments	—	Participation payments	(73)
Other Operations	(3,203)	Other Operations	(629)
	7,651		8,492
Recently-Opened Properties/Redevelopment	3,179	Recently-Opened Properties/Redevelopment	3,180
Development Segment (4)	(18,611)	Development Segment (4)	(27,891)
Other Segment	—	Other Segment	2,502
Grand Total NOI	$621,800	Grand Total NOI	$622,190

(1)	Includes Richmond, Virginia.

(2)	Represents Regional Malls located in Non-Core Markets. Regional Malls located in Core Markets are included in their applicable Core Markets.

(3)	Includes straight-line rent adjustments, participation payments as a result of refinancing transactions on our properties and management and service company overhead, net of service fee revenues.

(4)	Includes straight-line adjustments, non-capitalizable development overhead and other costs on our development projects.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Reconciliation of Earnings (Loss) Before Income Taxes (GAAP) to Net Operating Income (non-GAAP) (in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2017	2016	2017	2016
Earnings (loss) before income taxes (GAAP)	$41,922	$1,307	$144,890	$(454,173)
(Earnings) loss from unconsolidated entities	(29,768)	(4,734)	(124,784)	263,533
Earnings (loss) before income taxes and earnings from unconsolidated entities	12,154	(3,427)	20,106	(190,640)
Land sales	(14,470)	(25,599)	(59,778)	(48,078)
Cost of land sales	4,712	8,471	27,708	13,661
Other land development revenues	(3,215)	(3,403)	(7,963)	(10,183)
Other land development expenses	2,136	2,185	9,711	8,923
Corporate general and administrative expenses	16,068	10,904	62,149	62,683
Organizational transformation and termination benefits	20,374	9,215	34,395	31,708
Depreciation and amortization	58,857	62,327	248,353	250,848
Write-offs of abandoned development projects and demolition costs	—	290	1,596	10,348
Impairment of real estate	—	—	44,288	156,825
Interest and other income	(13,122)	(13,564)	(53,651)	(46,229)
Interest expense	31,958	30,311	120,431	131,441
Interest rate swap breakage fee	—	24,635	—	24,635
Amortization of mortgage procurement costs	1,483	1,324	5,550	5,719
Loss on extinguishment of debt	118	3,876	2,961	32,960
NOI related to unconsolidated entities (1)	49,141	58,835	209,608	223,592
NOI related to noncontrolling interest (2)	(12,927)	(9,837)	(43,664)	(37,221)
NOI related to discontinued operations (3)	—	—	—	1,198
Net Operating Income (Non-GAAP)	$153,267	$156,543	$621,800	$622,190

(1) NOI related to unconsolidated entities:
Equity in earnings (GAAP)	$1,329	$4,181	$25,163	$29,701
Exclude non-NOI activity from unconsolidated entities:
Land and non-rental activity, net	1,021	(509)	(4,559)	(3,658)
Interest and other income	(1,391)	(1,197)	(5,484)	(2,544)
Write offs of abandoned development projects and demolition costs	181	327	2,107	327
Depreciation and amortization	23,637	28,638	95,222	97,423
Interest expense and extinguishment of debt	24,364	27,395	97,159	102,343
NOI related to unconsolidated entities	$49,141	$58,835	$209,608	$223,592

(2) NOI related to noncontrolling interest:
Earnings from continuing operations attributable to noncontrolling interests (GAAP)	$(519)	$(915)	$(9,006)	$(6,078)
Exclude non-NOI activity from noncontrolling interests:
Land and non-rental activity, net	(143)	1,909	4,800	3,882
Interest and other income	487	449	1,973	1,600
Write offs of abandoned development projects and demolition costs	—	(16)	—	(16)
Depreciation and amortization	(7,662)	(7,401)	(28,271)	(23,617)
Interest expense and extinguishment of debt	(5,141)	(3,863)	(17,260)	(12,807)
Gain (loss) on disposition of full or partial interests in rental properties and interest in unconsolidated entities	51	—	4,100	(185)
NOI related to noncontrolling interest	$(12,927)	$(9,837)	$(43,664)	$(37,221)

(3) NOI related to discontinued operations:
Operating loss from discontinued operations, net of tax (GAAP)	$—	$—	$—	$(1,126)
Less loss from discontinued operations attributable to noncontrolling interests	—	—	—	776
Exclude non-NOI activity from discontinued operations (net of noncontrolling interest):
Depreciation and amortization	—	—	—	56
Interest expense	—	—	—	1,738
Income tax benefit	—	—	—	(246)
NOI related to discontinued operations	$—	$—	$—	$1,198

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Reconciliation of Net Earnings (Loss) (GAAP) to FFO (non-GAAP)
The table below reconciles net earnings, the most comparable GAAP measure, to FFO, a non-GAAP measure.

	Three Months Ended December 31,		Years Ended December 31,
	2017	2016	2017	2016
	(in thousands)
Net earnings (loss) attributable to Forest City Realty Trust, Inc. (GAAP)	$102,906	$1,825	$206,030	$(158,402)
Depreciation and Amortization—real estate (1)	73,681	82,105	310,594	318,635
Gain on disposition of full or partial interests in rental properties	(63,460)	(3,552)	(154,958)	(129,367)
Impairment of depreciable rental properties	—	—	54,888	155,595
Income tax expense adjustment — current and deferred (2):
Gain on disposition of full or partial interests in rental properties	687	—	5,561	55,272
FFO attributable to Forest City Realty Trust, Inc. (Non-GAAP)	$113,814	$80,378	$422,115	$241,733
FFO Per Share - Diluted
Numerator (in thousands):
FFO attributable to Forest City Realty Trust, Inc.	$113,814	$80,378	$422,115	$241,733
If-Converted Method (adjustments for interest):
4.250% Notes due 2018	778	778	3,112	3,806
3.625% Notes due 2020	363	363	1,451	2,006
FFO for per share data	$114,955	$81,519	$426,678	$247,545
Denominator:
Weighted average shares outstanding—Basic	265,312,881	258,725,549	262,510,532	258,509,970
Effect of stock options, restricted stock and performance shares	1,758,062	1,045,086	1,533,491	1,177,562
Effect of convertible debt	5,153,208	5,031,753	5,153,233	6,410,539
Effect of convertible 2006 Class A Common Units	1,111,044	1,940,788	1,594,238	1,940,788
Weighted average shares outstanding - Diluted	273,335,195	266,743,176	270,791,494	268,038,859
FFO Per Share - Diluted	$0.42	$0.31	$1.58	$0.92

(1)	The following table provides detail of depreciation and amortization:

	Three Months Ended December 31, 2017		Year Ended December 31, 2017
	2017	2016	2017	2016
	(in thousands)
Full Consolidation	$58,857	$62,327	$248,353	$250,848
Non-Real Estate	(713)	(779)	(2,791)	(3,114)
Real Estate Full Consolidation	58,144	61,548	245,562	247,734
Real Estate related to noncontrolling interest	(7,292)	(7,142)	(26,920)	(22,821)
Real Estate Unconsolidated	22,829	27,699	91,952	93,687
Real Estate Discontinued Operations	—	—	—	35
Real Estate at Company share	$73,681	$82,105	$310,594	$318,635

(2)	The following table provides detail of income tax expense (benefit):

	Three Months Ended December 31,		Years Ended December 31,
	2017	2016	2017	2016
	(in thousands)
Income tax expense on FFO
Operating Earnings:
Current taxes	$1,082	$1,466	$1,217	$5,711
Deferred taxes	(28,200)	100	(28,200)	24,122
Total income tax expense on FFO	(27,118)	1,566	(26,983)	29,833
Income tax expense (benefit) on non-FFO
Disposition of full or partial interests in rental properties:
Current taxes	$687	$—	$5,561	$(4,351)
Deferred taxes	—	—	—	59,623
Total income tax expense on non-FFO	687	—	5,561	55,272
Grand Total	$(26,431)	$1,566	$(21,422)	$85,105

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Reconciliation of FFO to Operating FFO

	Three Months Ended December 31,			Years Ended December 31,
	2017	2016	% Change	2017	2016	% Change
	(in thousands)			(in thousands)
FFO attributable to Forest City Realty Trust, Inc.	$113,814	$80,378		$422,115	$241,733
Impairment of non-depreciable real estate	—	—		—	307,630
Write-offs of abandoned development projects and demolition costs	181	601		3,703	10,659
Tax credit income	(2,444)	(3,101)		(11,572)	(12,126)
Loss on extinguishment of debt	46	3,930		4,514	33,863
Change in fair market value of nondesignated hedges	430	(1,849)		(957)	95
Interest rate swap breakage fee	—	24,635		—	24,635
Net gain on disposition of interest in development project	—	—		—	(136,687)
Net gain on disposition of partial interest in other investment - Nets	—	—		—	(136,247)
Straight-line rent adjustments	(2,670)	(2,139)		(12,402)	(10,108)
Participation payments	—	73		—	73
Organizational transformation and termination benefits	20,374	9,215		34,395	31,708
Nets pre-tax FFO	—	—		—	1,400
Income tax expense (benefit) on FFO	(27,118)	1,566		(26,983)	29,833
Operating FFO attributable to Forest City Realty Trust, Inc.	$102,613	$113,309	(9.4)%	$412,813	$386,461	6.8%
If-Converted Method (adjustments for interest) (in thousands):
4.250% Notes due 2018	778	778		3,112	3,806
3.625% Notes due 2020	363	363		1,451	2,006
Operating FFO attributable to Forest City Realty Trust, Inc. (If-Converted)	$103,754	$114,450		$417,376	$392,273
Weighted average shares outstanding - Diluted	273,335,195	266,743,176		270,791,494	268,038,859
Operating FFO per share - Diluted	$0.38	$0.43	(11.6)%	$1.54	$1.46	5.5%

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Reconciliation of NOI to Operating FFO

	Three Months Ended December 31,		Years Ended December 31,
	2017	2016	2017	2016
	(in thousands)
NOI attributable to Forest City Realty Trust, Inc.	$153,267	$156,543	$621,800	$622,190
Land sales	24,570	24,068	106,944	45,629
Other land development revenues	2,894	3,063	7,712	9,507
Cost of land sales	(15,537)	(8,344)	(75,601)	(13,446)
Other land development expenses	(1,968)	(2,061)	(8,974)	(8,645)
Corporate general and administrative expenses	(16,068)	(10,904)	(62,149)	(62,683)
Interest and other income	14,026	14,312	57,162	47,173
Interest expense	(51,253)	(53,789)	(198,777)	(221,812)
Amortization of mortgage procurement costs	(1,921)	(2,004)	(7,469)	(8,680)
Non-real estate depreciation and amortization	(713)	(779)	(2,791)	(3,114)
Tax credit income	(2,444)	(3,101)	(11,572)	(12,126)
Change in fair market value of nondesignated hedges	430	(1,849)	(957)	95
Straight-line rent adjustments	(2,670)	(2,139)	(12,402)	(10,108)
Participation payments	—	73	—	73
Other	—	220	(113)	2,408
Operating FFO attributable to Forest City Realty Trust, Inc.	$102,613	$113,309	$412,813	$386,461

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Reconciliation of Net Earnings (Loss) (GAAP) to EBITDA (non-GAAP)

Three Months Ended December 31,	Years Ended December 31,
2017	2016	2017	2016
(in thousands)
Net earnings (loss) attributable to Forest City Realty Trust, Inc. (GAAP)	$102,906	$1,825	$206,030	$(158,402)
Depreciation and amortization	74,394	82,884	313,385	321,749
Interest expense (1)	51,253	53,789	198,777	221,812
Interest rate swap breakage fee	—	24,635	—	24,635
Amortization of mortgage procurement costs	1,921	2,004	7,469	8,680
Income tax expense (benefit)	(26,431)	1,566	(21,422)	85,105
EBITDA attributable to Forest City Realty Trust, Inc. (Non-GAAP)	$204,043	$166,703	$704,239	$503,579
Impairment of real estate	—	—	54,888	463,225
Net loss on extinguishment of debt	46	3,930	4,514	33,863
Net gain on disposition of interest in development project	—	—	—	(136,687)
Net gain on disposition of partial interest in other investment - Nets	—	—	—	(136,247)
Net gain on disposition of full or partial interests in rental properties	(63,460)	(3,552)	(154,958)	(129,367)
Nets pre-tax EBITDA	—	—	—	1,400
Organizational transformation and termination benefits	20,374	9,215	34,395	31,708
Adjusted EBITDA attributable to Forest City Realty Trust, Inc. (Non-GAAP)	$161,003	$176,296	$643,078	$631,474

As of December 31,	As of December 31,
2017	2016	2017	2016
(in thousands)
Nonrecourse mortgage debt and notes payable, net	$4,558,045	$5,063,175	$4,558,045	$5,063,175
Revolving credit facility	—	—	—	—
Term loan, net	333,668	333,268	333,668	333,268
Convertible senior debt, net	112,637	112,181	112,637	112,181
Total debt	$5,004,350	$5,508,624	$5,004,350	$5,508,624
Less cash and equivalents	(242,471)	(221,478)	(242,471)	(221,478)
Net Debt	$4,761,879	$5,287,146	$4,761,879	$5,287,146
Net Debt to Adjusted EBITDA (Annualized)	7.4	x	7.5	x	7.4	x	8.4	x

(1)	The following table provides detail of interest expense:

	Three Months Ended December 31,		Years Ended December 31,
	2017	2016	2017	2016
	(in thousands)
Full consolidation	$31,958	$30,311	$120,431	$131,441
Noncontrolling interest	(5,069)	(3,863)	(17,188)	(12,807)
Unconsolidated entities at Company share	24,364	27,341	95,534	101,440
Discontinued operations at Company share	—	—	—	1,738
Company share	$51,253	$53,789	$198,777	$221,812

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

**Operating FFO Bridge**
**Three Months Ended December 31, 2017 vs. Three Months Ended December, 2016**

(in millions)
$120.0
$110.0
$100.0
$90.0
$113.3
6.4
5.3
0.8
(2.6)
(2.6)
(4.6)
(5.6)
(7.8)
$102.6
Three Months Ended Dec 31, 2016
NOI on mature portfolio
Decreased Corporate/ mature portfolio interest
Property openings
Other
Capitalized Interest
Stapleton and other land sales
Change in Other NOI/ Corporate G&A
Property sales
Three Months Ended Dec 31, 2017

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Operating FFO Bridge
Year Ended December 31, 2017 vs. Year Ended December 31, 2016
(in millions)
$470.0
$450.0
$430.0
$410.0
$390.0
$370.0
$350.0
$330.0
$386.5
31.3
13.2
12.7
7.2
4.1
3.5
1.9
(5.5)
(19.8)
(22.3)
$412.8
Year Ended Dec 31, 2016
Decreased Corporate/ mature portfolio interest
NOI on mature portfolio
Change in Other NOI/ Corporate G&A
Westchester's Ridge Hill real estate tax credit
Lease termination income
Property openings
Stapleton and other land sales
2016 Ballston Quarter Development Fee
Capitalized Interest
Property sales
Year Ended Dec 31, 2017

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Office Lease Expirations as of December 31, 2017

Expiration Year	Number of Expiring Leases	Square Feet of Expiring Leases (1)	Percentage of Total Leased GLA	Contractual Rent Expiring (2)	Percentage of Total Contractual Rent	Average Contractual Rent Per Square Foot Expiring (1)
2018	46	872,965	10.12%	$30,795,206	7.65%	$38.45
2019	38	535,641	6.21	20,077,282	4.99	40.52
2020	39	1,139,166	13.21	52,157,186	12.96	49.78
2021	47	751,399	8.71	29,272,177	7.27	46.70
2022	31	473,835	5.49	21,093,829	5.24	50.44
2023	20	428,823	4.97	37,957,777	9.43	93.91
2024	22	1,371,690	15.90	63,868,295	15.87	48.66
2025	8	559,140	6.48	25,038,578	6.22	48.37
2026	16	126,469	1.47	5,521,494	1.37	47.91
2027	20	697,868	8.09	29,211,479	7.26	47.38
Thereafter	22	1,668,366	19.35	87,444,339	21.74	61.72
Total	309	8,625,362	100.00%	$402,437,642	100.00%	$51.84

(1)
Square feet of expiring leases and average contractual rent per square foot are operating statistics that represent 100% of the square footage and contractual rental income per square foot from expiring leases.

(2)
Contractual rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because contractual rent is calculated at the Company’s ownership share and excludes adjustments for the impacts of straight-line rent, amortization of intangible assets related to in-place leases, above and below market leases and overage rental payments (which are not reasonably estimable). Contractual rent per square foot includes base rent, common area maintenance and real estate taxes.

Office Lease Expirations
Percentage of Contractual Rent Expiring
As of December 31, 2017

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Significant Office Tenants as of December 31, 2017

(Based on contractual rent of 2% or greater at the Company’s ownership share)
Tenant	Leased Square Feet	Percentage of Total Office Square Feet
City of New York	1,111,243	12.88%
Takeda Pharmaceutical Company Limited	840,825	9.75
Anthem, Inc.	392,514	4.55
Bank of New York Mellon Corp.	317,572	3.68
U.S. Government	317,301	3.68
Johns Hopkins University	278,381	3.23
JP Morgan Chase & Co.	270,223	3.13
National Grid	259,561	3.01
Clearbridge Advisors, LLC	201,028	2.33
Covington & Burling, LLC	160,565	1.86
Agios Pharmaceuticals, Inc	146,034	1.69
Blueprint Medicines Corp	138,369	1.60
Partners Healthcare	136,150	1.58
Seyfarth Shaw, LLP	129,532	1.50
Cornell Tech	89,197	1.03
Subtotal	4,788,495	55.50
Others	3,836,867	44.50
Total	8,625,362	100.00%

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Historical Trends

Through the implementation of our strategic plan, we approach our business through:

•	Focused Placemaking: Realizing the “power of place” by operating a premier portfolio of office, apartments and mixed-use properties;

•	Sustainable Growth: Creating shareholder value through a disciplined capital allocation, including delevering our balance sheet; and

•	Exceptional Performance: Designing and implementing best-in-class processes and operations.

The tables below illustrate our progress as we continue to implement our strategic plan. The financial and operating data presented is as reported in previous year-end supplemental packages. GAAP reconciliations for previous years can be found in prior supplemental packages furnished to the SEC and are available on our website at www.forestcity.net.

Development ratio is defined as total assets (less accumulated depreciation) divided by total projects under construction and development and land inventory. Total debt includes outstanding borrowings on our revolving credit facility, our term loan, net, convertible senior debt, net, nonrecourse mortgages and notes payable, net. All metrics are reflected at company share.

*
NOI in our core and non-core markets include activity from our Federally Assisted Housing portfolio. Excluding these, NOI in our core and non-core markets would have been 90% and 10%, respectively, for the year ended December 31, 2017, as disclosed on page 19 of this supplemental package.

**
Represents data for the full year ended December 31, 2013, which is consistent with our calendar year-end adopted in 2013. As such, data for the year ended December 31, 2013 includes results for the month ended January 31, 2013, which was previously included in the financial results for the year ended January 31, 2013 in our supplemental package furnished with the SEC on March 27, 2013.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline
Phased Openings and Projects Under Construction
December 31, 2017

						Cost at Completion (b)		Cost Incurred to Date (c)
		Anticipated	Legal				Cost at		Cost at
		Opening	Ownership		Company	Cost	Company	Cost	Company	No. of		Lease %
	Location	Date	(a)		% (a)	at 100%	Share	at 100%	Share	Units	GLA	(d)
						(in millions)
2017 Phased Openings
Apartments
Arizona State Retirement System Joint Venture:
Axis	Los Angeles, CA	Q3-17/Q2-18	30%		30%	$140.4	$41.8	$140.6	$48.1	391	15,000	18%
Greenland Joint Venture (e):
Pacific Park - Parking	Brooklyn, NY	Q1-17/Q1-18	30%	(f)	30%	46.2	4.1	40.4	2.5	—	—
Mint Town Center	Denver, CO	Q4-17/Q2-18	88%		88%	94.0	82.7	83.0	73.3	399	7,000	16%
Total Phased Openings						$280.6	$128.6	$264.0	$123.9	790	22,000

Projects Under Construction
Apartments:
Arizona State Retirement System Joint Venture:
Ardan	Dallas, TX	Q1-18/Q2-18	30%		30%	$122.1	$36.2	$93.0	$31.5	389	4,250

Ballston Quarter Residential	Arlington, VA	Q3-18/Q1-19	51%	(f)	51%	181.9	92.9	69.8	37.1	406	53,000
Aster Conservatory Green North	Denver, CO	Q1-19	0%	(g)	0%	59.9	0.0	5.7	0.0	256	—
The Yards - The Guild	Washington, D.C.	Q1-19	0%	(g)	0%	94.5	0.0	42.4	0.0	191	6,000
Capper 769	Washington, D.C.	Q1-19	25%	(f)	25%	71.8	17.9	24.6	6.5	179	—
						$530.2	$147.0	$235.5	$75.1	1,421	63,250
Retail:
Ballston Quarter Redevelopment	Arlington, VA	Q3-18	51%	(f)	51%	86.7	44.2	57.7	34.7	—	307,000	42%
Total Projects Under Construction (h)						$616.9	$191.2	$293.2	$109.8

Estimated Initial Yield on Cost (i):							6.5% - 7.0%

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline
Property Openings
December 31, 2017

						Cost at Completion (b)
		Date	Legal			Cost	Cost at	No. of
	Location	Opened	Ownership (a)		Company % (a)	at 100%	Company Share	Units	GLA	Lease % (d)
						(in millions)
2017 Property Openings
Office:
The Bridge at Cornell Tech	Roosevelt Island, NY	Q2-17	100%		100%	$164.1	$164.1	—	235,000	53%

Apartments:
VYV	Jersey City, NJ	Q3-17	50%	(f)	50%	$214.3	$107.1	421	9,000	35%
Greenland Joint Venture (e):
38 Sixth Ave	Brooklyn, NY	Q3-17/Q4-17	30%	(f)	30%	$202.7	$50.1	303	28,000	23%
550 Vanderbilt (condominiums)	Brooklyn, NY	Q1-17/Q3-17	30%	(f)	30%	$362.7	$116.4	278	7,000
535 Carlton	Brooklyn, NY	Q1-17/Q2-17	30%	(f)	30%	168.1	41.7	298	—	66%
						$733.5	$208.2	879	35,000

461 Dean Street (j)	Brooklyn, NY	Q3-16/Q1-17	100%		100%	$151.3	$151.3	363	4,000	92%
The Bixby	Washington, D.C.	Q3-16/Q2-17	25%	(f)	25%	$59.2	$11.8	195	—	97%
Arizona State Retirement System Joint Venture:
Eliot on 4th	Washington, D.C.	Q1-17/Q3-17	30%		30%	$138.3	$42.6	365	5,000	66%
NorthxNorthwest	Philadelphia, PA	Q4-16/Q1-17	30%		30%	115.0	33.5	286	—	49%
						$253.3	$76.1	651	5,000
						$1,411.6	$554.5	2,509	53,000
Retail:
The Yards - District Winery	Washington, D.C.	Q3-17	100%		100%	$10.6	$10.6	—	16,150	100%
Total Property Openings						$1,586.3	$729.2

(a)	The Company invests in certain real estate projects through joint ventures and, at times, may provide funding at percentages that differ from the Company’s legal ownership.

(b)	Represents estimated project costs to achieve stabilization, at 100% and the Company’s share, respectively. Amounts exclude capitalized interest not allocated to the underlying joint venture.

(c)	Represents total capitalized project costs incurred to date, at 100% and the Company’s share, respectively, including all capitalized interest related to the development project.

(d)	Lease commitments as of February 1, 2018.

(e)
During the year ended December 31, 2016, the Company recorded an impairment related to our equity method investment in the Greenland Joint Venture, of which was partially allocated to the assets listed above. Costs at completion and incurred to date amounts at company share have been adjusted by this impairment.

(f)
Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of its investments in a VIE.

(g)
Represents an apartment community under construction in which the Company has a 0% legal ownership interest. However, the Company is the project developer, on a fee basis. In addition, the Company has issued a project completion guarantee to the first mortgagee and is funding a portion of the construction costs through a mezzanine loan to the owner. As a result, the Company determined it was the primary beneficiary of this variable interest entity and has consolidated the project. The Company has an exclusive option to purchase the constructed asset for an amount approximating cost at completion.

(h)	Of the remaining project costs, the Company has undrawn construction loan commitments, net of construction payables, of $107.7 million at the company’s share ($314.3 million at 100%).

(i)
Range of estimated initial yield on cost for projects under construction is calculated using estimated company-share initial stabilized NOI divided by the company’s share of project cost per above, net of anticipated subsidies and other cost adjustments.

(j)	During the year ended December 31, 2017, the Company recorded an impairment related to 461 Dean Street of $44.3 million. Costs at completion has been adjusted by this impairment.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline
Projects Under Development
December 31, 2017

Below is a summary of our active large scale development projects which are crucial to our long-term growth. While we cannot make any assurances on the timing or delivery of these projects, we believe our track record speaks to our ability to bring large, complex projects to fruition when there is demand and available construction financing. The projects listed below and other projects in core markets represent company ownership costs of $242.1 million ($201.0 million at full consolidation) of Projects Under Development on our balance sheet and company ownership mortgage debt, net of $166.3 million ($9.4 million at full consolidation).

1)	Pacific Park Brooklyn - Brooklyn, NY
Pacific Park Brooklyn, a 22-acre mixed-use project, is located adjacent to the state-of-the-art arena, Barclays Center. At full build-out, Pacific Park Brooklyn is expected to feature more than 6,400 units of housing, including 2,250 affordable units, and more than 8 acres of landscaped open space. Included in the square feet of residential entitlements is 250,000 square feet of amenity retail that will reside in the base of the various buildings. The project is also currently entitled for approximately 1 million square feet of office space. Completed properties include 38 Sixth Ave, a 303-unit, 100% affordable rental building, 550 Vanderbilt, a 278-unit condominium building, 535 Carlton, a 100% affordable rental building with 298 apartment units, and 461 Dean Street, a 50% market-rate and 50% affordable rental building with 363 apartment units. Current partially opened project includes parking garages which are expected to include 370 parking spaces. On January 15, 2018, we reached an agreement with our partner, Greenland USA, on the restructuring of the Pacific Park Brooklyn joint venture.  The transaction, which is expected to close in mid-2018, will increase Greenland USA’s ownership interest in the joint venture from 70% to 95% on future construction costs, effective January 15, 2018, and reduces our ownership interest and future obligations to fund future construction costs from 30% to 5%.  Completed or partially completed projects of the joint venture, including 38 Sixth Ave, 550 Vanderbilt, 535 Carlton and the related parking garages, will remain owned by Greenland USA and us on a 70%/30% basis, respectively.  However, there can be no assurance that the transaction will be consummated as agreed upon and described above, or at all.

2)	The Yards - Washington, D.C.
The Yards is a fully entitled, 53-acre mixed-use project, located in the neighborhood of the Washington Nationals baseball park in the Capitol Riverfront District. At full build-out, the project is expected to include up to 3,000 residential units, 1.8 million square feet of office space and approximately 500,000 square feet of retail and dining space. The Yards features a 5.5-acre publicly funded public park that is a gathering place and recreational focus for the community. Currently there are six completed projects, which include 715 apartment units and 209,000 square feet of retail. Currently under construction is The Guild, a 191-unit apartment building.
3) Waterfront Station - Washington, D.C.
Located in Southwest Washington, D.C., Waterfront Station is adjacent to the Waterfront MetroRail station. At full build-out, Waterfront Station is expected to include 980 apartment units and approximately 50,000 square feet of retail stores and restaurants. Currently completed is a 365-unit apartment building, Eliot on 4th.
4) Pier 70 - San Francisco, CA
Pier 70 is a former shipyard on San Francisco’s eastern waterfront. Our master development area of 28 acres is a mixed-use project, which is expected to include 3.2 million total square feet, consisting of 900,000 to 1.8 million square feet of office space, approximately 360,000 square feet of traditional retail, local production, and cultural/community uses, 1,000 to 2,000 residential units, approximately 2,000 parking spaces and 7 acres of waterfront parks. The provided ranges for commercial and residential uses are the result of a flexible zoning approach taken with a select number of parcels, allowing either commercial or residential uses. Project entitlements were received in Q4-2017 through the Port Commission, Planning Commission and Board of Supervisors.
5) 5M - San Francisco, CA
5M is a fully entitled, mixed-use project in downtown San Francisco. The project is comprised of an office building of approximately 633,000 square feet and an apartment building with approximately 295 residential units. 5M would create significant new open spaces for the neighborhood. The project is designed to house a dynamic ground-floor mix featuring local retail and arts, cultural and community uses.
6) Hudson Exchange - Jersey City, NJ
Hudson Exchange is a partnership with G&S Investors, the owner of an 18-acre parcel of land, three miles from downtown Manhattan in the waterfront section of Jersey City.  At full build-out, the project is expected to include up to 5,400 apartment units in twelve towers and 350,000 square feet of amenity retail and dining space. Currently completed is VYV, a 421-unit apartment building.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline
Summary of Development Projects
December 31, 2017

Below is a summary of our active large scale development projects in core markets, as well as other projects in core and non-core markets along with the approximate related developable square footage, by product type. These development opportunities are in a wide range of various stages, including but not limited to, being entitled for its intended development purposes and ready for construction to merely being controlled through a land option. The other product type includes condominiums and hotels. Amounts exclude any currently open or under construction projects within the larger overall development project and are shown at 100% and our estimated ownership share.

Developable Square Feet	Square Feet at 100%					Square Feet at Company Share
	Office	Apartments	Retail	Other	Total	Office	Apartments	Retail	Other	Total	Projects under development balance
Development Projects - Core Markets											(in thousands)
Pacific Park Brooklyn - Brooklyn, NY	1,068,190	3,858,724	—	944,877	5,871,791	320,457	1,157,617	—	283,463	1,761,537	$64,454
The Yards - Washington, D.C.	1,838,702	2,060,342	263,384	471,897	4,634,325	1,838,702	2,038,290	263,384	471,897	4,612,273	69,402
Waterfront Station - Washington, D.C.	—	634,441	57,949	—	692,390	—	285,498	26,078	—	311,576	10,977
Pier 70 - San Francisco, CA	1,200,936	865,412	363,104	772,250	3,201,702	1,200,936	865,412	363,104	772,250	3,201,702	44,198
5M - San Francisco, CA	618,424	260,203	21,830	—	900,457	618,424	260,203	21,830	—	900,457	33,257
Stapleton - Denver, CO	3,494,444	2,022,222	200,000	270,000	5,986,666	3,145,000	1,820,000	180,000	243,000	5,388,000	—
Hudson Exchange - Jersey City, NJ	—	5,329,319	340,687	—	5,670,006	—	2,664,663	170,343	—	2,835,006	13,760
Other	414,344	935,000	252,373	—	1,601,717	62,152	467,500	233,356	—	763,008	6,007
	8,635,040	15,965,663	1,499,327	2,459,024	28,559,054	7,185,671	9,559,183	1,258,095	1,770,610	19,773,559	$242,055
Development Projects - Non Core Markets	1,590,895	374,217	99,744	—	2,064,856	1,590,895	374,217	99,744	—	2,064,856	32,161
Projects under development - Operating Properties	—	—	—	—	—	—	—	—	—	—	11,497
Total	10,225,935	16,339,880	1,599,071	2,459,024	30,623,910	8,776,566	9,933,400	1,357,839	1,770,610	21,838,415	$285,713
Land Inventory
Land inventory represents undeveloped land parcels we currently do not intend to hold for future vertical development. A summary of our land inventory follows:
Stapleton
Stapleton, a 90% owned entity, represents one of the nation’s largest urban redevelopments. At full build-out of 4,700 acres or 7.5 square miles, Stapleton is planned for more than 14,000 homes and apartments, 3 million square feet of retail and 10 million square feet of office/research and development/industrial space. Located 10 minutes east of Downtown Denver and 20 minutes from Denver International Airport, Stapleton is expected to be home to 30,000 residents and 35,000 workers when complete. As of December 31, 2017, we own 449 gross acres, of which 212 acres are saleable. We also have an option to purchase an additional 312 gross acres at Stapleton.

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial Information

Financial Covenants
Our revolving credit facility and term loan facility contain certain identical restrictive financial covenants. A summary of the key financial covenants as defined in the agreements, all of which we are compliant with at December 31, 2017, follows:

	Requirement Per Agreements	As of December 31, 2017		As of December 31, 2016
Credit Facility Financial Covenants
Maximum Total Leverage Ratio	≤65%	43.6%		49.5%
Maximum Secured Leverage Ratio	≤55%	40.1%		45.5%
Maximum Secured Recourse Leverage Ratio	≤15%	0.0%		0.0%
Maximum Unsecured Leverage Ratio	≤60%	18.4%		19.9%
Minimum Fixed Charge Coverage Ratio	≥1.50x	1.92	x	1.95	x
Minimum Unencumbered Interest Coverage Ratio	≥1.50x	6.14	x	10.07	x

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial Information

Nonrecourse Debt Maturities Table (dollars in thousands)
As of December 31, 2017

	Year Ending December 31, 2018				Year Ending December 31, 2019
	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share
Fixed:
Fixed-rate debt	$177,644	$7,839	$265,505	$435,310	$100,167	$4,362	$66,547	$162,352
Weighted average rate	4.35%	3.57%	4.89%	4.69%	4.04%	4.25%	6.18%	4.91%
Variable:
Variable-rate debt	188,905	97,029	178,593	270,469	372,152	144,186	98,891	326,857
Weighted average rate	3.94%	3.76%	5.47%	5.02%	3.30%	3.28%	4.33%	3.62%

Tax-Exempt	100,831	1,616	20,000	119,215	8,500	—	—	8,500
Weighted average rate	2.65%	2.59%	3.29%	2.76%	4.70%	—	—	4.70%
Total variable-rate debt	289,736	98,645	198,593	389,684	380,652	144,186	98,891	335,357
Total Nonrecourse Debt	$467,380	$106,484	$464,098	$824,994	$480,819	$148,548	$165,438	$497,709
Weighted Average Rate	3.82%	3.73%	5.05%	4.52%	3.48%	3.30%	5.07%	4.06%

	Year Ending December 31, 2020				Year Ending December 31, 2021
	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share
Fixed:
Fixed-rate debt	$159,152	$22,629	$162,121	$298,644	$170,720	$4,923	$42,468	$208,265
Weighted average rate	5.04%	4.36%	4.71%	4.91%	4.64%	3.49%	4.49%	4.64%
Variable:
Variable-rate debt	80,129	—	1,057	81,186	24,408	—	600	25,008
Weighted average rate	3.87%	—	3.13%	3.86%	4.61%	—	2.57%	4.56%

Tax-Exempt	—	—	—	—	—	—	—	—
Weighted average rate	—	—	—	—	—	—	—	—
Total variable-rate debt	80,129	—	1,057	81,186	24,408	—	600	25,008
Total Nonrecourse Debt	$239,281	$22,629	$163,178	$379,830	$195,128	$4,923	$43,068	$233,273
Weighted Average Rate	4.65%	4.36%	4.70%	4.69%	4.64%	3.49%	4.46%	4.63%

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Financial Information

Scheduled Maturities Table: Nonrecourse Debt (dollars in thousands) (continued)
As of December 31, 2017

	Year Ending December 31, 2022				Thereafter
	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share
Fixed:
Fixed-rate debt	$208,343	$23,648	$124,893	$309,588	$851,418	$105,188	$1,008,967	$1,755,197
Weighted average rate	4.82%	4.88%	4.37%	4.63%	3.92%	4.35%	4.04%	3.97%
Variable:
Variable-rate debt	201	—	300	501	23,197	—	—	23,197
Weighted average rate	4.37%	—	2.57%	3.29%	3.65%	—	—	3.65%

Tax-Exempt	—	—	24,700	24,700	564,051	179,521	164,820	549,350
Weighted average rate	—	—	2.61%	2.61%	2.54%	2.40%	2.93%	2.70%
Total variable-rate debt	201	—	25,000	25,201	587,248	179,521	164,820	572,547
Total Nonrecourse Debt	$208,544	$23,648	$149,893	$334,789	$1,438,666	$284,709	$1,173,787	$2,327,744
Weighted Average Rate	4.82%	4.88%	4.08%	4.48%	3.38%	3.12%	3.88%	3.66%

	Total
	Full Consolidation	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share
Fixed:
Fixed-rate debt	$1,667,444	$168,589	$1,670,501	$3,169,356
Weighted average rate	4.27%	4.36%	4.36%	4.31%
Variable:
Variable-rate debt	688,992	241,215	279,441	727,218
Weighted average rate	3.59%	3.47%	5.05%	4.20%

Tax-Exempt	673,382	181,137	209,520	701,765
Weighted average rate	2.58%	2.40%	2.93%	2.73%
Total variable-rate debt	1,362,374	422,352	488,961	1,428,983
Total Nonrecourse Debt	$3,029,818	$590,941	$2,159,462	$4,598,339
Net unamortized mortgage procurement costs	(31,457)	(9,086)	(17,923)	$(40,294)
Total Nonrecourse Debt, net	$2,998,361	$581,855	$2,141,539	$4,558,045
Weighted Average Rate	3.74%	3.40%	4.31%	4.06%

Real Estate Operating Portfolio as of December 31, 2017 - Office Segment

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Major Tenants	Gross Leasable Area	Gross Leasable Area at Company %	Nonrecourse Debt, Net Company Ownership (3) (in thousands)
	Life Science
	University Park at MIT
1	26 Landsdowne Street	1987	100%	100%	C	Cambridge, MA	Fulcrum Therapeutics	103,000	103,000	$27,208
2	35 Landsdowne Street	2002	100%	100%	C	Cambridge, MA	Millennium Pharmaceuticals	202,000	202,000	62,676
3	300 Massachusetts Ave	2016	50%	50%	U	Cambridge, MA	Millennium Pharmaceuticals	246,000	123,000	66,881
4	350 Massachusetts Ave	1998	50%	50%	U	Cambridge, MA	Millennium Pharmaceuticals	169,000	85,000	21,905
5	38 Sidney Street	1989	50%	50%	U	Cambridge, MA	Sanofi Pasteur Biologics; Blueprint Medicines Corp.	122,000	61,000	23,982
6	40 Landsdowne Street	2003	100%	100%	C	Cambridge, MA	Millennium Pharmaceuticals	215,000	215,000	63,581
7	45/75 Sidney Street	1999	100%	100%	C	Cambridge, MA	Blueprint Medicines Corp.; Novartis; Takeda Vaccines	277,000	277,000	85,891
8	64 Sidney Street	1990	100%	100%	C	Cambridge, MA	Vericel Corporation; Agios Pharmasceuticals	126,000	126,000	50,624
9	65 Landsdowne Street	2001	100%	100%	C	Cambridge, MA	Partners HealthCare System	122,000	122,000	63,919
10	88 Sidney Street	2002	100%	100%	C	Cambridge, MA	Agios Pharmaceuticals	146,000	146,000	35,798
11	Johns Hopkins - 855 North Wolfe Street	2008	84%	99%	C	Baltimore, MD	Johns Hopkins; Lieber Institute; Rapafusyn	279,000	276,000	63,325
12	University of Pennsylvania	2004	100%	100%	C	Philadelphia, PA	University of Pennsylvania	122,000	122,000	35,788
	Life Science Total							2,129,000	1,858,000	$601,578
	New York
13	New York Times	2007	100%	100%	C	Manhattan, NY	ClearBridge Advisors, LLC, a Legg Mason Co.; Covington & Burling; Osler Hoskin & Harcourt; Seyfarth Shaw	736,000	736,000	$—
14	Harlem Office	2003	100%	100%	C	Manhattan, NY	Office of General Services-Temporary Disability & Assistance; State Liquor Authority	147,000	147,000	—
15	Atlantic Terminal Office	2004	100%	100%	C	Brooklyn, NY	Bank of New York; HSBC	400,000	400,000	102,542
	MetroTech Campus
16	One MetroTech Center	1991	83%	83%	C	Brooklyn, NY	JP Morgan Chase; National Grid	904,000	746,000	—
17	Two MetroTech Center	1990	83%	83%	C	Brooklyn, NY	City of New York - Board of Education; City of New York - DoITT; Internal Revenue Service; NYU	517,000	427,000	56,876
18	Nine MetroTech Center	1997	85%	85%	C	Brooklyn, NY	City of New York - Fire Department	317,000	269,000	46,916
19	Eleven MetroTech Center	1995	85%	85%	C	Brooklyn, NY	City of New York - DoITT; E-911	216,000	184,000	—
20	Twelve MetroTech Center	2004	100%	100%	C	Brooklyn, NY	National Union Fire Insurance Co.	177,000	177,000	—
21	Fifteen MetroTech Center	2003	95%	95%	C	Brooklyn, NY	Wellpoint, Inc.; City of New York - HRA	649,000	617,000	147,106
22	One Pierrepont Plaza	1988	100%	100%	C	Brooklyn, NY	Morgan Stanley; Mt. Sinai School of Medicine; G.S.A.	763,000	763,000	—
	New York Total							4,826,000	4,466,000	$353,440

Real Estate Operating Portfolio as of December 31, 2017 - Office Segment (continued)

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Major Tenants	Gross Leasable Area	Gross Leasable Area at Company %	Nonrecourse Debt, Net Company Ownership (3) (in thousands)
	Other Office
23	Ballston Common Office Center	2005	100%	100%	C	Arlington, VA	National Protection and Programs Directorate	176,000	176,000	$—
24	Edgeworth Building	2006	100%	100%	C	Richmond, VA	Hirschler Fleischer; Ernst & Young; Rummel, Klepper & Kahl	139,000	139,000	19,597
25	Glen Forest Office Park	2007	100%	100%	C	Richmond, VA	The Brinks Co.; Bon Secours Virginia HealthSource; CAPTECH Ventures	563,000	563,000	59,131
26	Fidelity Investments	2008/2009	80%	80%	C	Albuquerque, NM	Fidelity Investments	210,000	168,000	9,784
	Station Square
27	Commerce Court	2007	100%	100%	C	Pittsburgh, PA	US Bank; Wesco Distributors; Cardworks Services; Marc USA	375,000	375,000	22,710
28	Landmark Building	1994/2002	100%	100%	C	Pittsburgh, PA	Century Link Communications; Grand Concourse Restaurant	84,000	84,000	25,140
29	Westfield San Francisco Centre - Emporium Office	2006	50%	50%	U	San Francisco, CA	San Francisco State University; Cruncyroll Inc.; TRUSTe, Inc.	242,000	121,000	54,509
	Other Office Total							1,789,000	1,626,000	$190,871
	Total Office Buildings at December 31, 2017							8,744,000	7,950,000	$1,145,889
	Total Office Buildings at December 31, 2016							9,794,000	8,978,000	$1,223,229
	Consolidated Office Buildings Total							7,965,000	7,560,000	$978,612
	Unconsolidated Office Buildings Total							779,000	390,000	167,277
	Total Office Buildings							8,744,000	7,950,000	$1,145,889

Real Estate Operating Portfolio as of December 31, 2017 - Apartment Segment

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Leasable Units (4)	Leasable Units at Company % (4)		Nonrecourse Debt, Net Company Ownership (3) (in thousands)
	Core Market Apartment Communities
	Greater New York City
1	8 Spruce Street	2011/2012	26%	26%	U	Manhattan, NY	899	234		$140,756
2	DKLB BKLN	2009/2010	51%	51%	U	Brooklyn, NY	365	186		52,923
3	Queenswood	1990	94%	94%	C	Corona, NY	296	278		26,333
4	Worth Street	2003	50%	50%	U	Manhattan, NY	331	166		45,495
							1,891	864		$265,507
	Boston
5	100 (100 Landsdowne)	2005	100%	100%	C	Cambridge, MA	203	203		$44,117
6	91 Sidney	2002	100%	100%	C	Cambridge, MA	135	135		28,921
7	KBL	1990	3%	100%	C	Cambridge, MA	142	142		15,604
8	Loft 23	2005	100%	100%	C	Cambridge, MA	51	51		5,636
9	Radian	2014	50%	50%	U	Boston, MA	240	120		39,366
							771	651		$133,644
	Greater Washington D.C.
10	American Cigar Lofts	2000	100%	100%	C	Richmond, VA	174	174		$11,259
11	Cameron Kinney Lofts	2007	100%	100%	C	Richmond, VA	259	259		—
12	Consolidated Carolina Lofts	2003	100%	100%	C	Richmond, VA	166	166		20,623
13	Cutter’s Ridge	2006	100%	100%	C	Richmond, VA	12	12		—
14	Grand	1999	43%	43%	U	North Bethesda, MD	552	236		40,308
15	Lucky Strike Lofts	2008	100%	100%	C	Richmond, VA	131	131		16,759
16	Lenox Club	1991	48%	48%	U	Arlington, VA	386	183		22,750
17	Lenox Park	1992	48%	48%	U	Silver Spring, MD	407	193		24,429
	The Yards
18	Foundry Lofts	2011	80%	100%	C	Washington, D.C.	170	170		46,627
19	Twelve12 (5)	2014	80%	100%	C	Washington, D.C.	218	218		64,768
							2,475	1,742		$247,523
	Los Angeles
20	Metro 417	2005	100%	100%	C	Los Angeles, CA	277	277		$44,699
21	The Met	1989	100%	100%	C	Los Angeles, CA	270	270		38,639
							547	547		$83,338
	Greater San Francisco
22	2175 Market Street	2014	30%	30%	C	San Francisco, CA	88	26		$8,830
23	Bayside Village	1988-1989	50%	50%	C	San Francisco, CA	862	431		73,603
24	Presidio Landmark	2010	100%	100%	C	San Francisco, CA	161	161		41,950
25	The Uptown	2008	30%	30%	C	Oakland, CA	665	292	(6)	48,549
							1,776	910		$172,932

Real Estate Operating Portfolio as of December 31, 2017 - Apartment Segment (continued)

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Leasable Units (4)	Leasable Units at Company % (4)	Nonrecourse Debt, Net Company Ownership (3) (in thousands)
	Core Market Apartment Communities (continued)
	Chicago
26	1251 South Michigan	2006	1%	100%	C	Chicago, IL	91	91	$9,498
27	Pavilion	1992	95%	95%	C	Chicago, IL	1,114	1,058	44,993
28	Sky55	2006	100%	100%	C	Chicago, IL	411	411	68,031
							1,616	1,560	$122,522
	Philadelphia
29	Drake Tower	1998	95%	95%	C	Philadelphia, PA	284	270	$23,664
30	Lofts at 1835 Arch	2001	95%	95%	C	Philadelphia, PA	191	182	34,932
31	Museum Towers	1997	37%	37%	C	Philadelphia, PA	286	107	10,736
32	One Franklin Town	1988	100%	100%	C	Philadelphia, PA	335	335	54,839
							1,096	894	$124,171
	Denver
	Stapleton
33	Aster Conservatory Green	2013-2014	90%	90%	C	Denver, CO	352	317	$32,225
34	Aster Town Center North	2015-2016	90%	90%	C	Denver, CO	135	122	15,866
35	Botanica Eastbridge	2012	90%	90%	C	Denver, CO	118	106	11,349
36	The Aster Town Center	2012	90%	90%	C	Denver, CO	85	77	7,456
37	Town Center (7)	2004/2007	90%	90%	C	Denver, CO	298	268	31,665
							988	890	$98,561
	Dallas
38	3700M	2014	25%	25%	U	Dallas, TX	381	95	$15,840
39	Mercantile Place on Main	2008	100%	100%	C	Dallas, TX	366	366	33,977
40	The Continental	2013	90%	100%	C	Dallas, TX	203	203	35,271
41	The Wilson	2007	100%	100%	C	Dallas, TX	135	135	—
							1,085	799	$85,088
	Other				C		—	—	967
	Core Market Apartment Communities Total						12,245	8,857	$1,334,253
	Non-Core Market Apartment Communities
42	1111 Stratford	2013-2014	100%	100%	C	Stratford, CT	128	128	$—
43	Big Creek	1996-2001	50%	50%	U	Parma Heights, OH	516	258	10,474
44	Camelot Towers	1967	50%	50%	U	Parma Heights, OH	151	76	1,287
45	Cherry Tree	1996-2000	100%	100%	C	Strongsville, OH	444	444	16,231
46	Chestnut Lake	1969	100%	100%	C	Strongsville, OH	789	789	21,950
47	Cobblestone Court Apartments	2006-2009	50%	50%	U	Painesville, OH	400	200	14,214
48	Copper Tree Apartments	1998	50%	50%	U	Mayfield Heights, OH	342	171	4,839
49	Deer Run	1987-1990	46%	46%	U	Twinsburg, OH	562	259	8,452
50	Easthaven at the Village	1994/1995	100%	100%	C	Beachwood, OH	360	360	23,775
51	Hamel Mill Lofts	2008-2010	100%	100%	C	Haverhill, MA	305	305	47,859

Real Estate Operating Portfolio as of December 31, 2017 - Apartment Segment (continued)

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Leasable Units (4)	Leasable Units at Company % (4)	Nonrecourse Debt, Net Company Ownership (3) (in thousands)
	Non-Core Market Apartment Communities (continued)
52	Hamptons	1969	50%	50%	U	Beachwood, OH	651	326	$16,722
53	Heritage	2002	100%	100%	C	San Diego, CA	230	230	—
54	Hummingbird Pointe Apartments	1972-1973	100%	100%	C	Parma, OH	406	406	—
55	Hunter’s Hollow	1990	50%	50%	U	Strongsville, OH	208	104	5,107
56	Independence Place I	1973	50%	50%	C	Parma Heights, OH	202	101	1,926
57	Independence Place II	2003	100%	100%	C	Parma Heights, OH	200	200	3,334
58	Knolls	1995	100%	100%	C	Orange, CA	260	260	31,187
59	Liberty Hills Apartments	1979-1986	50%	50%	U	Solon, OH	396	198	10,487
60	Midtown Towers	1969	100%	100%	C	Parma, OH	635	635	11,699
61	North Church Towers and Gardens	2009	100%	100%	C	Parma Heights, OH	399	399	—
62	Pine Ridge Apartments	1967-1974, 2005-2007	50%	50%	U	Willoughby Hills, OH	1,309	655	26,127
63	River Lofts at Ashton Mill	2005	100%	100%	C	Cumberland, RI	195	195	—
64	Settler’s Landing Apartments	2000-2004	50%	50%	U	Streetsboro, OH	408	204	10,954
65	Stratford Crossings	2007-2010	100%	100%	C	Wadsworth, OH	348	348	—
66	Surfside Towers	1970	50%	50%	U	Eastlake, OH	246	123	3,451
67	Tamarac	1990-2001	50%	50%	U	Willoughby, OH	642	321	16,474
68	Winchester Lofts	2014-2015	65%	100%	C	New Haven, CT	158	158	21,776
	Other				C		—	—	628
	Non-Core Market Apartment Communities Total						10,890	7,853	$308,953
	Apartment Communities Total						23,135	16,710	$1,643,206

	Consolidated Apartment Communities Total						13,743	12,402	$1,132,751
	Unconsolidated Apartment Communities Total						9,392	4,308	510,455
	Apartment Communities Total						23,135	16,710	$1,643,206

Real Estate Operating Portfolio as of December 31, 2017 - Apartment Segment (continued)

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Leasable Units (4)	Leasable Units at Company % (4)	Nonrecourse Debt, Net Company Ownership (3) (in thousands)
	Federally Assisted Housing
1	Burton Place	2000	100%	100%	U	Burton, MI	200	200	6,100
2	Carl D. Perkins	2002	100%	100%	U	Pikeville, KY	150	150	4,128
3	Cedar Place	1974	4%	100%	C	Lansing, MI	220	220	3,585
4	Connellsville Towers (Sold January 2018)	1981	28%	28%	U	Connellsville, PA	111	31	728
5	Donora Towers	2002	100%	100%	U	Donora, PA	103	103	2,151
6	Noble Towers	1979	50%	50%	U	Pittsburgh, PA	133	67	1,520
	Federally Assisted Housing Total						917	771	$18,212
	Combined Apartments Total						24,052	17,481	$1,661,418
	Federally Subsidized Housing (Total of 4 Buildings)						623
	Total Apartment Units at December 31, 2017						24,675
	Total Apartment Units at December 31, 2016						31,194

Real Estate Operating Portfolio as of December 31, 2017 - Retail Segment

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Major Tenants/Anchors	Total Square Feet	Total Square Feet at Company %	Gross Leasable Area	Gross Leasable Area at Company %	Nonrecourse Debt, Net Company Ownership(3) (in thousands)
	QIC
1	Antelope Valley Mall (Sold January 2018)	1990/1999/ 2014/2015	51%	51%	U	Palmdale, CA	Macy’s; Sears; JCPenney; Dillard’s; Forever 21; Cinemark Theatre; Dick’s Sporting Goods	1,185,000	604,000	654,000	334,000	$42,682
2	Galleria at Sunset	1996/2000/2015	51%	51%	U	Henderson, NV	Dillard’s; Macy’s; JCPenney; Dick’s Sporting Goods; Kohl’s	1,598,000	815,000	443,000	226,000	69,149
3	Mall at Robinson	2001	51%	51%	U	Pittsburgh, PA	Macy’s; Sears; JCPenney; Dick’s Sporting Goods	903,000	461,000	386,000	197,000	35,320
4	Promenade Temecula	1999/2002/2009	51%	51%	U	Temecula, CA	JCPenney; Sears; Macy’s; Edwards Cinema	1,275,000	650,000	540,000	275,000	94,126
5	Shops at Wiregrass	2008	51%	51%	U	Tampa, FL	JCPenney; Dillard’s; Macy’s; Barnes & Noble	748,000	381,000	359,000	183,000	41,006
6	Short Pump Town Center	2003/2005	34%	34%	U	Richmond, VA	Nordstrom; Macy’s; Dillard’s; Dick’s Sporting Goods	1,341,000	456,000	720,000	244,000	64,292
7	Victoria Gardens	2004/2007	51%	51%	U	Rancho Cucamonga, CA	Bass Pro Shops; Macy’s; JCPenney; AMC Theatres	1,379,000	703,000	864,000	440,000	132,317
8	Westchester’s Ridge Hill	2011/2012	49%	49%	U	Yonkers, NY	Lord & Taylor; WESTMED Medical Group; Apple; LA Fitness; Whole Foods; Dick’s Sporting Goods; National Amusements’ Cinema de Lux; Legoland; Lowe’s	1,215,000	595,000	1,215,000	595,000	155,041
	QIC Total							9,644,000	4,665,000	5,181,000	2,494,000	$633,933
	Madison (8)
9	Atlantic Center	1996	51%	51%	U	Brooklyn, NY	Stop & Shop; Old Navy; Marshall’s; NYC - Dept of Motor Vehicles; Best Buy; Burlington Coat Factory	394,000	201,000	394,000	201,000	—
10	Atlantic Terminal Mall	2004	51%	51%	U	Brooklyn, NY	Target; Designer Shoe Warehouse; Uniqlo; Chuck E. Cheese’s; Guitar Center	371,000	189,000	371,000	189,000	—
11	Castle Center	2000	51%	51%	U	Bronx, NY	Stop & Shop	63,000	32,000	63,000	32,000	—
12	Columbia Park Center	1999	38%	38%	U	North Bergen, NJ	Shop Rite; Old Navy; LA Fitness; Shopper’s World; Phoenix Theatres; Big Lots	339,000	129,000	339,000	129,000	—
13	Forest Avenue	2000	51%	51%	U	Staten Island, NY	United Artists Theatres	70,000	36,000	70,000	36,000	—
14	Harlem Center	2002	51%	51%	U	Manhattan, NY	Marshall’s; CVS/Pharmacy; Staples; H&M	126,000	64,000	126,000	64,000	—
15	Queens Place	2001	51%	51%	U	Queens, NY	Target; Best Buy; Designer Shoe Warehouse; Macy’s Furniture; Macy’s Backstage	455,000	232,000	222,000	113,000	39,254

Real Estate Operating Portfolio as of December 31, 2017 - Retail Segment (continued)

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Major Tenants/Anchors	Total Square Feet	Total Square Feet at Company %	Gross Leasable Area	Gross Leasable Area at Company %	Nonrecourse Debt, Net Company Ownership(3) (in thousands)
	Madison (continued)
16	Shops at Gun Hill Road	1997	51%	51%	U	Bronx, NY	Home Depot; Chuck E. Cheese’s	147,000	75,000	147,000	75,000	$—
17	Shops at Northern Boulevard	1997	51%	51%	U	Queens, NY	Stop & Shop; Marshall’s; Old Navy; Guitar Center; Raymour & Flanigan Furniture	218,000	111,000	218,000	111,000	18,129
18	Shops at Richmond Avenue	1998	51%	51%	U	Staten Island, NY	Staples; Dick’s Sporting Goods	76,000	39,000	76,000	39,000	—
19	The Heights	2000	51%	51%	U	Brooklyn, NY	United Artists Theatres; Barnes & Noble	102,000	52,000	102,000	52,000	—
	Madison Total							2,361,000	1,160,000	2,128,000	1,041,000	$57,383
	Other Retail
20	42nd Street	1999	51%	51%	U	Manhattan, NY	AMC Theatres; Madame Tussaud’s Wax Museum; Dave & Buster’s; Ripley’s Believe It or Not!; Modell’s	312,000	159,000	312,000	159,000	$37,858
21	Brooklyn Commons	2004	100%	100%	C	Brooklyn, NY	Lowe’s	151,000	151,000	151,000	151,000	17,143
22	Charleston Town Center	1983	50%	50%	U	Charleston, WV	Macy’s; JCPenny; Brickstreet Insurance	892,000	446,000	492,000	246,000	49,097
23	East River Plaza	2009/2010	50%	50%	U	Manhattan, NY	Costco; Target; Old Navy; Marshall’s; PetSmart; Bob’s Furniture; Aldi; Burlington Coat Factory	529,000	265,000	529,000	265,000	128,342
24	Shops at Atlantic Center Site V	1998	100%	100%	C	Brooklyn, NY	Modell’s; PC Richard & Son	47,000	47,000	17,000	17,000	—
25	Station Square	1994/2002	100%	100%	C	Pittsburgh, PA	Hard Rock Café; Buca di Beppo; Texas de Brazil; Pittsburgh Riverhounds	153,000	153,000	153,000	153,000	7,540
	The Yards
26	Boilermaker Shops	2012	100%	100%	C	Washington, D.C.	Willie’s Brew & Que; Bluejacket Brewery	40,000	40,000	40,000	40,000	$11,135
27	Lumber Shed	2013	100%	100%	C	Washington, D.C.	FC Washington; Osteria Morini; Agua 301	31,000	31,000	31,000	31,000	9,745
28	Westfield San Francisco Centre	2006	50%	50%	U	San Francisco, CA	Nordstrom; Bloomingdale’s; Century Theatres	1,184,000	592,000	538,000	269,000	223,902
	Other				C/U			—	—	—	—	17,720
	Other Retail Total							3,339,000	1,884,000	2,263,000	1,331,000	$502,482
	Total Retail Centers at December 31, 2017							15,344,000	7,709,000	9,572,000	4,866,000	$1,193,798
	Total Retail Centers at December 31, 2016							18,589,000	10,168,000	11,125,000	6,093,000	$1,507,535

	Consolidated Retail Centers Total							422,000	422,000	392,000	392,000	$46,075
	Unconsolidated Retail Centers Total							14,922,000	7,287,000	9,180,000	4,474,000	1,147,723
	Total Retail Centers							15,344,000	7,709,000	9,572,000	4,866,000	$1,193,798

Real Estate Operating Portfolio as of December 31, 2017 - Development Segment

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Major Tenants/Anchors	Total Square Feet	Total Square Feet at Company %	Gross Leasable Area	Gross Leasable Area at Company %	Nonrecourse Debt, Net Company Ownership(3) (in thousands)
	Office Buildings
1	1812 Ashland Ave	2016	85%	100%	C	Baltimore, MD	Johns Hopkins University			164,000	164,000	$33,342
2	The Bridge at Cornell Tech	2017	100%	100%	C	Roosevelt Island, NY	Cornell Tech			235,000	235,000	79,659
										399,000	399,000	$113,001
	Other Retail
1	Ballston Quarter	1986/1999	51%	51%	U	Arlington, VA	Macy’s; Sport & Health; Regal Cinemas	578,000	295,000	310,000	158,000	$3,701
2	The Yards - District Winery	2017	100%	100%	C	Washington, D.C.	District Winery	16,000	16,000	16,000	16,000	—
								594,000	311,000	326,000	174,000	$3,701

Property Count	Name	Date of Opening/ Acquisition/ Expansion	Legal Ownership (1)	Company Ownership (2)	Consolidated (C) Unconsolidated (U)	Location	Units (4)	Units at Company % (4)		Nonrecourse Debt Company Ownership (3) (in thousands)
	Apartment Communities
1	38 Sixth Ave	2017	30%	30%	U	Brooklyn, NY	303	91		$28,000
2	461 Dean Street	2016	100%	100%	C	Brooklyn, NY	363	363		—
3	535 Carlton	2017	30%	30%	U	Brooklyn, NY	298	89		22,378
4	Axis	2017/2018	30%	30%	C	Los Angeles, CA	391	116		18,950
5	Blossom Plaza	2016	30%	30%	C	Los Angeles, CA	237	70		1,428
6	Eliot on 4th	2017	30%	30%	C	Washington, D.C.	365	108		18,504
7	Kapolei Lofts	2015-2016	100%	0%	C	Kapolei, HI	499	—		—
8	Mint Town Center	2017-2018	88%	88%	C	Denver, CO	399	351		42,298
9	NorthxNorthwest	2016-2017	30%	30%	C	Philadelphia, PA	286	85		19,057
10	The Bixby	2016	25%	25%	U	Washington, D.C.	195	39	(9)	9,162
	The Yards
11	Arris	2016	30%	30%	C	Washington, D.C.	327	97		22,626
12	VYV	2017	50%	50%	U	Jersey City, NJ	421	211		74,642
	Total Apartment Units at December 31, 2017						4,084	1,620		$257,045
	Condominium
1	550 Vanderbilt	2017	30%	30%	U	Brooklyn, NY	278	83		$4,072

Real Estate Operating Portfolio as of December 31, 2017 - Development Segment (continued)

(1)	Represents our actual equity ownership in the underlying property, rounded to the nearest whole percent.

(2)
Represents the percentage of income or loss allocation expected to be received during the reporting period based on the entity's capital structure. Amounts differ from legal ownership due to various scenarios, including but not limited to our right to preferred returns on our initial or disproportionate equity fundings, various tax credits and tax related structures. (Rounded to the nearest whole percent.)

(3)	Amounts are derived from the respective balance sheet line item at the company’s share as of December 31, 2017.

(4)	Represents 100% of the leasable units in the apartment community. Leasable units at company ownership % represent the total leasable units multiplied by the company ownership percent.

(5)	Includes 88,000 square feet of retail GLA and GLA at Company %. Major tenants include Harris Teeter Grocery and VIDA Fitness.

(6)	Represents 30% of 530 market rate units and 100% of 135 affordable units.

(7)	Includes 98,000 square feet of retail GLA (88,000 square feet at Company %). Major tenants include King Soopers, Walgreen’s, Casey’s Pub, Chipotle, SDC Services Corp., and SCL Health.

(8)
In accordance with the signed definitive agreement to dispose of our 12 specialty retail centers to Madison, during Q4 2017, we converted our common ownership interest in 10 assets to preferred ownership interests. The nonrecourse debt, net, associated with the 10 converted assets is approximately $182.0 million.

(9)	Represents 25% of 156 market rate units and 0% of 39 affordable units

Forest City Realty Trust, Inc. and Subsidiaries - Appendix
Third Quarter 2017
Index

General Information	49
Selected Financial Information
Asset, Liability and Equity Information	50
Revenue and Expense Information	52
Interest Expense Information	54
Capital Expenditures Information	54
Adjusted EBITDA and NOI by Segment - Fully Consolidated Entities, Noncontrolling Interest, Company Share of Unconsolidated Entities and Company Share of Discontinued Operations	56

Forest City Realty Trust, Inc. and Subsidiaries
Appendix - General Information

General Information

This appendix to this supplemental package contains certain financial information of entities accounted for using the full consolidated accounting method (“Fully Consolidated Entities”), financial information on our partners share of entities accounted for using the full consolidated accounting method (“Noncontrolling Interest”), financial information on our share of entities that we do not control and therefore account for using the equity method of accounting (“Company Share of Unconsolidated Entities”) and financial information on our share of entities qualifying for discontinued operations reporting (“Company Share of Discontinued Operations”).

Amounts in columns labeled “Fully Consolidated Entities” represent 100% of the activity related to all entities that are consolidated under GAAP. Amounts in the columns labeled “Company Share of Unconsolidated Entities” were derived on a property-by-property basis by applying to each financial statement line item the ownership percentage interest used to arrive at our share of net income during the period when applying the equity method of accounting. Similar calculations were performed for the amounts in the columns labeled “Noncontrolling Interest”, which represent assets we consolidate but own less than 100%, and amounts in the columns labeled “Company Share of Discontinued Operations”. A financial statement user is able to calculate Total Company Ownership by beginning with the “Fully Consolidated Entities” column, subtracting the column labeled “Noncontrolling Interest” and adding the columns labeled “Company Share of Unconsolidated Entities” and “Company Share of Discontinued Operations”.

We believe disclosing financial information on Fully Consolidated Entities, Noncontrolling Interest, Company Share of Unconsolidated Entities and Company Share of Discontinued Operations is essential to allow our financial statement users the ability to arrive at our Total Company Ownership for all of our ownership interests, irrespective of the accounting method used to account for the entity. We believe it assists investors and analysts in estimating our economic interest in our consolidated and unconsolidated joint ventures when read in conjunction with the Company’s results under GAAP. The calculation of Total Company Ownership financial information has limitations as an analytical tool. Some of these limitations include:

•
The amounts shown in the Noncontrolling Interest, Company Share of Unconsolidated Entities and Company Share of Discontinued Operations columns were derived by applying our ownership percentage interest used to arrive at our share of net income during the period when applying the equity method of accounting and calculating income/loss to minority partners under noncontrolling interest accounting as well as our share of entities qualifying for discontinued operations reporting and may not accurately depict the legal and economic implications of holding a non-controlling interest of an entity; and

•	Other companies in our industry may calculate their total company ownership amounts differently than we do, limiting the usefulness as a comparative measure.

Because of these limitations, the calculation of Total Company Ownership should not be considered in isolation or as a substitute for our financial statements as reported under GAAP. We suggest you compensate for these limitations by relying primarily on our GAAP results and using the Total Company Ownership information only supplementally.

Forest City Realty Trust, Inc. and Subsidiaries
Appendix - Asset, Liability and Equity Information

	December 31, 2017		December 31, 2016
	Noncontrolling Interest	Company Share of Unconsolidated Investments	Noncontrolling Interest	Company Share of Unconsolidated Investments
	(in thousands)
Assets
Real Estate
Completed rental properties
Office	$111,594	$198,274	$110,427	$137,312
Apartments	370,539	760,586	374,128	970,009
Retail	—	1,706,510	—	1,979,903
Total Operations	482,133	2,665,370	484,555	3,087,224
Recently-Opened Properties/Redevelopment	491,009	225,283	339,735	123,511
Corporate	—	—	—	—
Total completed rental properties	973,142	2,890,653	824,290	3,210,735
Projects under construction
Office	—	—	—	—
Apartments	162,005	109,356	210,836	251,938
Retail	—	34,655	—	17,618
Total projects under construction	162,005	144,011	210,836	269,556
Projects under development
Operating properties	—	10,269	—	24,121
Office	—	3,298	9,021	3,287
Apartments	42,067	81,905	—	26,092
Retail	—	1,320	—	1,320
Total projects under development	42,067	96,792	9,021	54,820
Total projects under construction and development	204,072	240,803	219,857	324,376
Land inventory	5,404	1,014	5,026	4,359
Total Real Estate	1,182,618	3,132,470	1,049,173	3,539,470
Less accumulated depreciation	(116,354)	(663,552)	(90,917)	(790,385)
Real Estate, net	1,066,264	2,468,918	958,256	2,749,085
Cash and equivalents	24,990	63,201	22,269	69,128
Restricted cash	24,350	76,005	7,429	109,093
Accounts receivable, net	7,873	54,054	9,693	55,751
Notes receivable	(59,510)	20,316	12,343	17,239
Investments in and advances to unconsolidated entities	(63,678)	(553,738)	(58,189)	(569,864)
Lease procurement costs, net	3,464	52,562	3,040	60,150
Prepaid expenses and other deferred costs, net	7,075	13,537	7,192	23,458
Intangible assets, net	12,606	3,170	14,008	12,446
Total Assets	$1,023,434	$2,198,025	$976,041	$2,526,486

Forest City Realty Trust, Inc. and Subsidiaries
Appendix - Asset, Liability and Equity Information

	December 31, 2017		December 31, 2016
	Noncontrolling Interest	Company Share of Unconsolidated Investments	Noncontrolling Interest	Company Share of Unconsolidated Investments
	(in thousands)
Liabilities and Equity
Liabilities
Nonrecourse mortgage debt and notes payable, net
Completed rental properties
Office	$31,293	$167,277	$41,605	$112,409
Apartments	227,448	525,082	209,660	643,307
Retail	—	1,146,589	—	1,366,375
Total Operations	258,741	1,838,948	251,265	2,122,091
Recently-Opened Properties/Redevelopment	288,546	134,182	207,577	75,482
Total completed rental properties	547,287	1,973,130	458,842	2,197,573
Projects under construction
Office	—	—	—	—
Apartments	34,568	7,764	49,485	98,497
Retail	—	3,701	—	—
Total projects under construction	34,568	11,465	49,485	98,497
Projects under development
Operating properties	—	—	—	—
Office	—	—	—	—
Apartments	—	156,944	—	154,599
Retail	—	—	—	—
Total projects under development	—	156,944	—	154,599
Total projects under construction and development	34,568	168,409	49,485	253,096
Land inventory	—	—	—	—
Nonrecourse mortgage debt and notes payable, net	581,855	2,141,539	508,327	2,450,669
Revolving credit facility	—	—	—	—
Term loan, net	—	—	—	—
Convertible senior debt, net	—	—	—	—
Construction payables	34,220	53,977	53,749	65,684
Operating accounts payable and accrued expenses	64,168	123,111	27,753	161,767
Accrued derivative liability	—	1,853	654	4,543
Total Accounts payable, accrued expenses and other liabilities	98,388	178,941	82,156	231,994
Cash distributions and losses in excess of investments in unconsolidated entities	(16,418)	(122,455)	(16,603)	(156,177)
Total Liabilities	663,825	2,198,025	573,880	2,526,486
Equity
Stockholders’ Equity
Stockholders’ equity before accumulated other comprehensive loss	—	—	—	—
Accumulated other comprehensive loss	—	—	—	—
Total Stockholders’ Equity	—	—	—	—
Noncontrolling interest	359,609	—	402,161	—
Total Equity	359,609	—	402,161	—
Total Liabilities and Equity	$1,023,434	$2,198,025	$976,041	$2,526,486

Forest City Realty Trust, Inc. and Subsidiaries
Appendix - Revenue and Expense Information

	Three Months Ended December 31, 2017		Three Months Ended December 31, 2016
	Noncontrolling Interest	Company Share of Unconsolidated Investments	Noncontrolling Interest	Company Share of Unconsolidated Investments	Company Share of Discontinued Operations
	(in thousands)
Revenues
Rental	$18,899	$65,644	$15,697	$68,001	$—
Tenant recoveries	2,139	16,862	1,666	16,835	—
Service and management fees	56	3,129	155	3,124	—
Parking and other	1,599	5,671	1,032	5,194	—
Arena	—	—	—	—	—
Land sales	1,447	11,547	2,560	1,029	—
Subsidized Senior Housing	—	1,189	—	12,931	—
Military Housing	—	—	—	—	—
Total revenues	24,140	104,042	21,110	107,114	—
Expenses
Property operating and management	7,081	30,156	6,468	26,895	—
Real estate taxes	2,538	9,388	2,316	8,994	—
Ground rent	48	2,759	(185)	2,898	—
Arena operating	—	—	—	—	—
Cost of land sales	452	11,277	824	697	—
Subsidized Senior Housing operating	—	1,105	—	8,565	—
Military Housing operating	—	—	—	—	—
Corporate general and administrative	—	—	—	—	—
Organizational transformation and termination benefits	—	—	—	—	—
	10,119	54,685	9,423	48,049	—
Depreciation and amortization	7,292	22,829	7,142	27,699	—
Write-offs of abandoned development projects and demolition costs	—	181	16	327	—
Impairment of real estate	—	—	—	—	—
Total expenses	17,411	77,695	16,581	76,075	—
Operating income (loss)	6,729	26,347	4,529	31,039	—
Interest and other income	487	1,391	449	1,197	—
Net gain on disposition of interest in unconsolidated entities	—	28,819	—	553	—
Interest expense	(5,069)	(24,364)	(3,863)	(27,341)	—
Interest rate swap breakage fee	—	—	—	—	—
Amortization of mortgage procurement costs	(370)	(808)	(259)	(939)	—
Loss on extinguishment of debt	(72)	—	—	(54)	—
Earnings (loss) before income taxes and earnings (loss) from unconsolidated entities	1,705	31,385	856	4,455	—
Equity in earnings	(1,237)	(2,566)	59	(3,902)	—
Net gain on disposition of interest in unconsolidated entities	(380)	(28,819)	—	(553)	—
Impairment of real estate	—	—	—	—	—
	(1,617)	(31,385)	59	(4,455)	—
Earnings (loss) before income taxes	88	—	915	—	—
Income tax expense (benefit) of taxable REIT subsidiaries
Current	—	—	—	—	—
Deferred	—	—	—	—	—
	—	—	—	—	—
Earnings (loss) before loss on disposal of real estate	88	—	915	—	—
Net gain on disposition of interest in development project, net of tax	—	—	—	—	—
Net gain (loss) on disposition of full or partial interests in rental properties, net of tax	431	—	—	—	(15,200)
Gain on disposition of rental property in deed-in-lieu transaction	—	—	—	—	—
Earnings (loss) from continuing operations	519	—	915	—	(15,200)
Discontinued operations, net of tax
Operating loss from rental properties	—	—	—	—	—
Gain (loss) on disposition of rental properties	—	—	—	—	15,200
Equity in earnings (loss)	—	—	—	—	—
	—	—	—	—	15,200
Net earnings (loss)	519	—	915	—	—
Noncontrolling interests, gross of tax
Earnings from continuing operations attributable to noncontrolling interests	(519)	—	(915)	—	—
Loss from discontinued operations attributable to noncontrolling interests	—	—	—	—	—
	(519)	—	(915)	—	—
Net earnings (loss) attributable to Forest City Realty Trust, Inc.	$—	$—	$—	$—	$—

Forest City Realty Trust, Inc. and Subsidiaries
Appendix - Revenue and Expense Information

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Noncontrolling Interest	Company Share of Unconsolidated Investments	Noncontrolling Interest	Company Share of Unconsolidated Investments	Company Share of Discontinued Operations
	(in thousands)
Revenues
Rental	$69,254	$257,594	$56,611	$254,516	$—
Tenant recoveries	7,929	69,864	6,972	67,140	—
Service and management fees	234	10,023	298	11,540	—
Parking and other	4,212	19,465	3,698	19,141	—
Arena	—	—	—	—	8,136
Land sales	5,446	52,612	4,795	2,346	—
Subsidized Senior Housing	—	23,873	—	50,890	—
Military Housing	—	—	—	971	—
Total revenues	87,075	433,431	72,374	406,544	8,136
Expenses
Property operating and management	28,346	109,615	22,106	103,313	—
Real estate taxes	9,639	36,166	7,943	33,242	—
Ground rent	200	10,253	215	11,159	—
Arena operating	—	—	—	—	6,938
Cost of land sales	2,273	50,166	1,313	1,098	—
Subsidized Senior Housing operating	—	14,911	—	32,741	—
Military Housing operating	—	—	—	455	—
Corporate general and administrative	—	—	—	—	—
Organizational transformation and termination benefits	—	—	—	—	—
	40,458	221,111	31,577	182,008	6,938
Depreciation and amortization	26,920	91,952	22,821	93,687	35
Write-offs of abandoned development projects and demolition costs	—	2,107	16	327	—
Impairment of real estate	—	10,600	—	306,400	—
Total expenses	67,378	325,770	54,414	582,422	6,973
Operating income (loss)	19,697	107,661	17,960	(175,878)	1,163
Interest and other income	1,973	5,484	1,600	2,544	—
Net gain on disposition of interest in unconsolidated entities	—	108,837	—	13,166	—
Interest expense	(17,188)	(95,534)	(12,807)	(101,440)	(1,738)
Interest rate swap breakage fee	—	—	—	—	—
Amortization of mortgage procurement costs	(1,351)	(3,270)	(796)	(3,736)	(21)
Loss on extinguishment of debt	(72)	(1,625)	—	(903)	—
Earnings (loss) before income taxes and earnings (loss) from unconsolidated entities	3,059	121,553	5,957	(266,247)	(596)
Equity in earnings	1,847	(23,316)	306	(26,987)	(1,400)
Net gain on disposition of interest in unconsolidated entities	1,384	(108,837)	—	(13,166)	—
Impairment of real estate	—	10,600	—	306,400	—
	3,231	(121,553)	306	266,247	(1,400)
Earnings (loss) before income taxes	6,290	—	6,263	—	(1,996)
Income tax expense (benefit) of taxable REIT subsidiaries
Current	—	—	—	—	(431)
Deferred	—	—	—	—	(393)
	—	—	—	—	(824)
Earnings (loss) before gain on disposal of real estate	6,290	—	6,263	—	(1,172)
Net gain (loss) on disposition of interest in development project, net of tax	—	—	—	—	—
Net gain (loss) on disposition of full or partial interests in rental properties, net of tax	2,716	—	(185)	—	49,353
Gain on disposition of rental property in deed-in-lieu transaction	—	—	—	—	—
Earnings (loss) from continuing operations	9,006	—	6,078	—	48,181
Discontinued operations, net of tax
Operating loss from rental properties	—	—	(776)	—	350
Gain on disposition of disposal group	—	—	—	—	(49,353)
Equity in earnings (loss)	—	—	—	—	822
	—	—	(776)	—	(48,181)
Net earnings (loss)	9,006	—	5,302	—	—
Noncontrolling interests, gross of tax
Earnings from continuing operations attributable to noncontrolling interests	(9,006)	—	(6,078)	—	—
Loss from discontinued operations attributable to noncontrolling interests	—	—	776	—	—
	(9,006)	—	(5,302)	—	—
Net earnings (loss) attributable to Forest City Realty Trust, Inc.	$—	$—	$—	$—	$—

Forest City Realty Trust, Inc. and Subsidiaries
Supplemental Operating Information

The interest expense and capital expenditure information shown below is for all of our consolidated investments. See the appendix for further information on noncontrolling interest share of these items plus our share of our unconsolidated investments’ interest expense and capital expenditures.
Interest Expense – The following table summarizes interest incurred, capitalized and paid on all forms of debt.

	Three Months Ended December 31,		Years Ended December 31,
	2017	2016	2017	2016
	(in thousands)
Amortization and mark-to-market adjustments of derivative instruments	$916	$(1,416)	$1,047	$2,298
Interest incurred	35,583	38,646	140,535	167,782
Interest capitalized	(4,541)	(6,919)	(21,151)	(38,639)
Net interest expense	$31,958	$30,311	$120,431	$131,441

Capital Expenditures for our Operating Portfolio – Our diversified real estate portfolio requires capital expenditures, including tenant improvements, to maintain and improve its operating performance. The following table represents our capital expenditures by segment:

	Years Ended December 31,
	2017	2016
	(in thousands)
Operating properties:
Office Segment	$22,655	$10,048
Apartment Segment	29,569	19,383
Retail Segment	631	5,212
Total operating properties	52,855	34,643
Corporate Segment	10,218	99
Tenant improvements:
Office Segment	35,580	30,018
Retail Segment	3,977	4,673
Total capital expenditures	$102,630	$69,433

Forest City Realty Trust, Inc. and Subsidiaries
Appendix

Interest Expense Information

	Three Months Ended December 31, 2017		Three Months Ended December 31, 2016
	Noncontrolling Interest	Company Share of Unconsolidated Entities	Noncontrolling Interest	Company Share of Unconsolidated Entities
	(in thousands)
Amortization and mark-to-market adjustments of derivative instruments	$24	$—	$62	$—
Interest incurred	5,478	26,004	4,532	30,022
Interest capitalized	(433)	(1,640)	(731)	(2,681)
Net interest expense	$5,069	$24,364	$3,863	$27,341

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Noncontrolling Interest	Company Share of Unconsolidated Entities	Noncontrolling Interest	Company Share of Unconsolidated Entities	Company Share of Discontinued Operations
	(in thousands)
Amortization and mark-to-market adjustments of derivative instruments	$56	$9	$85	$24	$—
Interest incurred	19,018	104,920	14,491	111,236	1,738
Interest capitalized	(1,886)	(9,395)	(1,769)	(9,820)	—
Net interest expense	$17,188	$95,534	$12,807	$101,440	$1,738

Capital Expenditures Information

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Noncontrolling Interest	Company Share of Unconsolidated Entities	Noncontrolling Interest	Company Share of Unconsolidated Entities
	(in thousands)
Operating properties:
Office Segment	$943	$1,912	$262	$961
Apartment Segment	2,980	17,147	3,405	19,411
Retail Segment	—	15,957	—	16,289
Total operating properties	3,923	35,016	3,667	36,661
Corporate Segment	—	—	—	—
Tenant improvements:
Office Segment	449	949	266	3,271
Retail Segment	—	13,550	—	12,490
Total capital expenditures	$4,372	$49,515	$3,933	$52,422

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2017 and 2016 (in thousands)

	Three Months Ended December 31, 2017
Fully Consolidated Entities	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
	(in thousands)
Revenues
Rental	$85,546	$65,201	$3,880	$154,627	$14,632	$—	$169,259
Tenant recoveries	22,780	547	2,348	25,675	293	—	25,968
Service and management fees	626	332	3,204	4,162	3,416	—	7,578
Other revenues (includes Subsidized Senior Housing)	1,597	3,780	100	5,477	17,652	—	23,129
	110,549	69,860	9,532	189,941	35,993	—	225,934
Expenses
Property operating and management	(26,199)	(21,944)	(5,847)	(53,990)	(14,241)	—	(68,231)
Real estate taxes	(12,236)	(6,922)	(871)	(20,029)	(1,328)	—	(21,357)
Ground rent	(2,739)	(483)	(110)	(3,332)	(412)	—	(3,744)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(4,712)	(36,442)	(41,154)
	(41,174)	(29,349)	(6,828)	(77,351)	(20,693)	(36,442)	(134,486)
Less organizational transformation and termination benefits	—	—	—	—	—	20,374	20,374
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	13,122	13,122
Adjusted EBITDA attributable to Fully Consolidated Entities	$69,375	$40,511	$2,704	$112,590	$15,300	$(2,946)	$124,944
Exclude:
Land sales	—	—	—	—	(14,470)	—	(14,470)
Other land development revenues	—	—	—	—	(3,215)	—	(3,215)
Cost of land sales	—	—	—	—	4,712	—	4,712
Other land development expenses	—	—	—	—	2,136	—	2,136
Corporate general and administrative expenses	—	—	—	—	—	16,068	16,068
Write-offs of abandoned development projects	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	(13,122)	(13,122)
Subtotal NOI exclusions	$—	$—	$—	$—	$(10,837)	$2,946	$(7,891)
Net Operating Income attributable to Fully Consolidated Entities	$69,375	$40,511	$2,704	$112,590	$4,463	$—	$117,053
NOI exclusions per above							7,891
Depreciation and Amortization							(58,857)
Interest Expense							(31,958)
Amortization of mortgage procurement costs							(1,483)
Loss on extinguishment of debt							(118)
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							(20,374)
Earnings (loss) from unconsolidated entities							29,768
Earnings (loss) before income taxes							$41,922
Margin % (based on Adjusted EBITDA)	62.8%	58.0%	28.4%	59.3%	42.5%	0.0%	55.3%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2017 and 2016 (in thousands) (continued)

	Three Months Ended December 31, 2017
Noncontrolling Interest	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
	(in thousands)
Revenues
Rental	$3,390	$9,115	$—	$12,505	$6,394	$—	$18,899
Tenant recoveries	2,075	44	—	2,119	20	—	2,139
Service and management fees	—	—	—	—	56	—	56
Other revenues (includes Subsidized Senior Housing)	62	972	—	1,034	2,012	—	3,046
	5,527	10,131	—	15,658	8,482	—	24,140
Expenses
Property operating and management	(1,961)	(1,991)	—	(3,952)	(3,129)	—	(7,081)
Real estate taxes	(798)	(934)	—	(1,732)	(806)	—	(2,538)
Ground rent	(79)	31	—	(48)	—	—	(48)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(452)	—	(452)
	(2,838)	(2,894)	—	(5,732)	(4,387)	—	(10,119)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	487	487
Adjusted EBITDA attributable to Noncontrolling Interest	$2,689	$7,237	$—	$9,926	$4,095	$487	$14,508
Exclude:
Land sales	—	—	—	—	(1,447)	—	(1,447)
Other land development revenues	—	—	—	—	(321)	—	(321)
Cost of land sales	—	—	—	—	452	—	452
Other land development expenses	—	—	—	—	222	—	222
Corporate general and administrative expenses	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	(487)	(487)
Subtotal NOI exclusions	$—	$—	$—	$—	$(1,094)	$(487)	$(1,581)
Net Operating Income attributable to Noncontrolling Interest	$2,689	$7,237	$—	$9,926	$3,001	$—	$12,927
NOI exclusions per above							1,581
Depreciation and Amortization							(7,292)
Interest Expense							(5,069)
Amortization of mortgage procurement costs							(370)
Loss on extinguishment of debt							(72)
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							—
Earnings (loss) from unconsolidated entities							(1,617)
Earnings (loss) before income taxes							$88
Margin % (based on Adjusted EBITDA)	48.7%	71.4%	0.0%	63.4%	48.3%	0.0%	60.1%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2017 and 2016 (in thousands) (continued)

	Three Months Ended December 31, 2017
Company Share of Unconsolidated Entities	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
	(in thousands)
Revenues
Rental	$6,642	$19,459	$38,934	$65,035	$609	$—	$65,644
Tenant recoveries	1,321	124	15,252	16,697	165	—	16,862
Service and management fees	468	1,944	695	3,107	22	—	3,129
Other revenues (includes Subsidized Senior Housing)	587	2,098	3,918	6,603	11,804	—	18,407
	9,018	23,625	58,799	91,442	12,600	—	104,042
Expenses
Property operating and management	(2,328)	(8,332)	(16,821)	(27,481)	(2,675)	—	(30,156)
Real estate taxes	(1,015)	(1,959)	(6,196)	(9,170)	(218)	—	(9,388)
Ground rent	(562)	(254)	(1,943)	(2,759)	—	—	(2,759)
Other expenses (includes Subsidized Senior Housing)	—	(1,105)	—	(1,105)	(11,277)	—	(12,382)
	(3,905)	(11,650)	(24,960)	(40,515)	(14,170)	—	(54,685)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	(181)	—	(181)
Interest and other income	—	—	—	—	—	1,391	1,391
Adjusted EBITDA attributable to Unconsolidated Entities	$5,113	$11,975	$33,839	$50,927	$(1,751)	$1,391	$50,567
Exclude:
Land sales	—	—	—	—	(11,547)	—	(11,547)
Other land development revenues	—	—	—	—	—	—	—
Cost of land sales	—	—	—	—	11,277	—	11,277
Other land development expenses	—	—	—	—	54	—	54
Corporate general and administrative expenses	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	181	—	181
Interest and other income	—	—	—	—	—	(1,391)	(1,391)
Subtotal NOI exclusions	$—	$—	$—	$—	$(35)	$(1,391)	$(1,426)
Net Operating Income attributable to Unconsolidated Entities	$5,113	$11,975	$33,839	$50,927	$(1,786)	$—	$49,141
NOI exclusions per above							1,426
Depreciation and Amortization							(22,829)
Interest Expense							(24,364)
Amortization of mortgage procurement costs							(808)
Loss on extinguishment of debt							—
Net gain on disposition of interest in unconsolidated entities							28,819
Organizational transformation and termination benefits							—
Earnings (loss) from unconsolidated entities							(31,385)
Earnings (loss) before income taxes							$—
Margin % (based on Adjusted EBITDA)	56.7%	50.7%	57.6%	55.7%	(13.9)%	0.0%	48.6%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2017 and 2016 (in thousands) (continued)

Three Months Ended December 31, 2017
Company Share of Discontinued Operations	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
(in thousands)
Revenues
Rental	$—	$—	$—	$—	$—	$—	$—
Tenant recoveries	—	—	—	—	—	—	—
Service and management fees	—	—	—	—	—	—	—
Other revenues (includes Subsidized Senior Housing)	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Expenses
Property operating and management	—	—	—	—	—	—	—
Real estate taxes	—	—	—	—	—	—	—
Ground rent	—	—	—	—	—	—	—
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Less organizational transformation and termination benefits	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$—
Exclude:
Land sales	—	—	—	—	—	—	—
Other land development revenues	—	—	—	—	—	—	—
Cost of land sales	—	—	—	—	—	—	—
Other land development expenses	—	—	—	—	—	—	—
Corporate general and administrative expenses	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$—	$—	$—
Net Operating Income attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$—
NOI exclusions per above							—
Depreciation and Amortization							—
Interest Expense							—
Amortization of mortgage procurement costs							—
Loss on extinguishment of debt							—
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							—
Earnings (loss) from unconsolidated entities							—
Earnings (loss) before income taxes							$—
Margin % (based on Adjusted EBITDA)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2017 and 2016 (in thousands) (continued)

	Three Months Ended December 31, 2016
Fully Consolidated Entities	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
	(in thousands)
Revenues
Rental	$83,673	$64,780	$7,692	$156,145	$5,792	$—	$161,937
Tenant recoveries	19,905	464	2,989	23,358	(203)	—	23,155
Service and management fees	846	3,588	7,077	11,511	4,093	—	15,604
Other revenues (includes Subsidized Senior Housing)	6,471	3,572	280	10,323	28,708	—	39,031
	110,895	72,404	18,038	201,337	38,390	—	239,727
Expenses
Property operating and management	(26,678)	(28,065)	(9,766)	(64,509)	(14,627)	—	(79,136)
Real estate taxes	(13,547)	(6,459)	(1,378)	(21,384)	(1,336)	—	(22,720)
Ground rent	(2,923)	(462)	(106)	(3,491)	(18)	—	(3,509)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(8,471)	(20,119)	(28,590)
	(43,148)	(34,986)	(11,250)	(89,384)	(24,452)	(20,119)	(133,955)
Less organizational transformation and termination benefits	—	—	—	—	—	9,215	9,215
Write-offs of abandoned development projects	—	—	—	—	(290)	—	(290)
Interest and other income	—	—	—	—	—	13,564	13,564
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Fully Consolidated Entities	$67,747	$37,418	$6,788	$111,953	$13,648	$2,660	$128,261
Exclude:
Land sales	—	—	—	—	(25,599)	—	(25,599)
Other land development revenues	—	—	—	—	(3,403)	—	(3,403)
Cost of land sales	—	—	—	—	8,471	—	8,471
Other land development expenses	—	—	—	—	2,185	—	2,185
Corporate general and administrative expenses	—	—	—	—	—	10,904	10,904
Write-offs of abandoned development projects	—	—	—	—	290	—	290
Interest and other income	—	—	—	—	—	(13,564)	(13,564)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$(18,056)	$(2,660)	$(20,716)
Net Operating Income attributable to Fully Consolidated Entities	$67,747	$37,418	$6,788	$111,953	$(4,408)	$—	$107,545
NOI exclusions per above							20,716
Depreciation and Amortization							(62,327)
Interest Expense							(30,311)
Interest rate swap breakage fee							(24,635)
Amortization of mortgage procurement costs							(1,324)
Loss on extinguishment of debt							(3,876)
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							(9,215)
(Earnings) loss from unconsolidated entities in Adjusted EBITDA							—
Earnings (loss) from unconsolidated entities							4,734
Earnings (loss) before income taxes							$1,307
Margin % (based on Adjusted EBITDA)	61.1%	51.7%	37.6%	55.6%	35.6%	0.0%	53.5%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2017 and 2016 (in thousands) (continued)

	Three Months Ended December 31, 2016
Noncontrolling Interest	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
	(in thousands)
Revenues
Rental	$3,203	$9,087	$—	$12,290	$3,407	$—	$15,697
Tenant recoveries	1,604	58	—	1,662	4	—	1,666
Service and management fees	1	(4)	—	(3)	158	—	155
Other revenues (includes Subsidized Senior Housing)	170	465	—	635	2,957	—	3,592
	4,978	9,606	—	14,584	6,526	—	21,110
Expenses
Property operating and management	(1,621)	(2,395)	—	(4,016)	(2,452)	—	(6,468)
Real estate taxes	(765)	(899)	—	(1,664)	(652)	—	(2,316)
Ground rent	(79)	264	—	185	—	—	185
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(824)	—	(824)
	(2,465)	(3,030)	—	(5,495)	(3,928)	—	(9,423)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	(16)	—	(16)
Interest and other income	—	—	—	—	—	449	449
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Noncontrolling Interest	$2,513	$6,576	$—	$9,089	$2,582	$449	$12,120
Exclude:
Land sales	—	—	—	—	(2,560)	—	(2,560)
Other land development revenues	—	—	—	—	(340)	—	(340)
Cost of land sales	—	—	—	—	824	—	824
Other land development expenses	—	—	—	—	226	—	226
Corporate general and administrative expenses	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	16	—	16
Interest and other income	—	—	—	—	—	(449)	(449)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$(1,834)	$(449)	$(2,283)
Net Operating Income attributable to Noncontrolling Interest	$2,513	$6,576	$—	$9,089	$748	$—	$9,837
NOI exclusions per above							2,283
Depreciation and Amortization							(7,142)
Interest Expense							(3,863)
Interest rate swap breakage fee							—
Amortization of mortgage procurement costs							(259)
Loss on extinguishment of debt							—
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA							—
Earnings (loss) from unconsolidated entities							59
Earnings (loss) before income taxes							$915
Margin % (based on Adjusted EBITDA)	50.5%	68.5%	0.0%	62.3%	39.6%	0.0%	57.4%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2017 and 2016 (in thousands) (continued)

	Three Months Ended December 31, 2016
Company Share of Unconsolidated Entities	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
	(in thousands)
Revenues
Rental	$3,811	$19,517	$42,146	$65,474	$2,527	$—	$68,001
Tenant recoveries	429	101	15,627	16,157	678	—	16,835
Service and management fees	124	2,303	641	3,068	56	—	3,124
Other revenues (includes Subsidized Senior Housing)	328	13,876	4,172	18,376	778	—	19,154
	4,692	35,797	62,586	103,075	4,039	—	107,114
Expenses
Property operating and management	(1,471)	(7,384)	(15,815)	(24,670)	(2,225)	—	(26,895)
Real estate taxes	(587)	(1,802)	(6,132)	(8,521)	(473)	—	(8,994)
Ground rent	(207)	(256)	(2,105)	(2,568)	(330)	—	(2,898)
Other expenses (includes Subsidized Senior Housing)	—	(8,565)	(697)	(9,262)	—	—	(9,262)
	(2,265)	(18,007)	(24,749)	(45,021)	(3,028)	—	(48,049)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	(327)	—	(327)
Interest and other income	—	—	—	—	—	1,197	1,197
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	93	—	93	127	—	220
Adjusted EBITDA attributable to Unconsolidated Entities	$2,427	$17,883	$37,837	$58,147	$811	$1,197	$60,155
Exclude:
Land sales	—	—	(680)	(680)	(349)	—	(1,029)
Other land development revenues	—	—	—	—	—	—	—
Cost of land sales	—	—	697	697	—	—	697
Other land development expenses	—	—	—	—	102	—	102
Corporate general and administrative expenses	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	327	—	327
Interest and other income	—	—	—	—	—	(1,197)	(1,197)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	(93)	—	(93)	(127)	—	(220)
Subtotal NOI exclusions	$—	$(93)	$17	$(76)	$(47)	$(1,197)	$(1,320)
Net Operating Income attributable to Unconsolidated Entities	$2,427	$17,790	$37,854	$58,071	$764	$—	$58,835
NOI exclusions per above							1,320
Depreciation and Amortization							(27,699)
Interest Expense							(27,341)
Interest rate swap breakage fee							—
Amortization of mortgage procurement costs							(939)
Loss on extinguishment of debt							(54)
Net gain on disposition of interest in unconsolidated entities							553
Organizational transformation and termination benefits							—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA							(220)
Earnings (loss) from unconsolidated entities							(4,455)
Earnings (loss) before income taxes							$—
Margin % (based on Adjusted EBITDA)	51.7%	50.0%	60.5%	56.4%	20.1%	0.0%	56.2%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2017 and 2016 (in thousands) (continued)

Three Months Ended December 31, 2016
Company Share of Discontinued Operations	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
(in thousands)
Revenues
Rental	$—	$—	$—	$—	$—	$—	$—
Tenant recoveries	—	—	—	—	—	—	—
Service and management fees	—	—	—	—	—	—	—
Other revenues (includes Subsidized Senior Housing)	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Expenses
Property operating and management	—	—	—	—	—	—	—
Real estate taxes	—	—	—	—	—	—	—
Ground rent	—	—	—	—	—	—	—
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Less organizational transformation and termination benefits	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$—
Exclude:
Land sales	—	—	—	—	—	—	—
Other land development revenues	—	—	—	—	—	—	—
Cost of land sales	—	—	—	—	—	—	—
Other land development expenses	—	—	—	—	—	—	—
Corporate general and administrative expenses	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$—	$—	$—
Net Operating Income attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$—
NOI exclusions per above							—
Depreciation and Amortization							—
Interest Expense							—
Interest rate swap breakage fee							—
Amortization of mortgage procurement costs							—
Loss on extinguishment of debt							—
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA							—
Earnings (loss) from unconsolidated entities							—
Earnings (loss) before income taxes							$—
Margin % (based on Adjusted EBITDA)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2017 and 2016 (in thousands) (continued)

	Year Ended December 31, 2017
Fully Consolidated Entities	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
	(in thousands)
Revenues
Rental	$338,459	$262,645	$24,110	$625,214	$40,140	$—	$665,354
Tenant recoveries	90,675	2,181	12,359	105,215	1,488	—	106,703
Service and management fees	2,570	6,971	16,066	25,607	11,613	—	37,220
Other revenues (includes Subsidized Senior Housing)	17,932	14,561	800	33,293	69,356	—	102,649
	449,636	286,358	53,335	789,329	122,597	—	911,926
Expenses
Property operating and management	(108,581)	(97,993)	(31,705)	(238,279)	(58,864)	—	(297,143)
Real estate taxes	(48,839)	(26,324)	(5,554)	(80,717)	(4,945)	—	(85,662)
Ground rent	(12,372)	(2,000)	(451)	(14,823)	(412)	—	(15,235)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(27,708)	(96,544)	(124,252)
	(169,792)	(126,317)	(37,710)	(333,819)	(91,929)	(96,544)	(522,292)
Less organizational transformation and termination benefits	—	—	—	—	—	34,395	34,395
Write-offs of abandoned development projects and demolition costs	—	—	—	—	(1,596)	—	(1,596)
Interest and other income	—	—	—	—	—	53,651	53,651
Loss on disposition of interest in development project	—	—	—	—	(113)	—	(113)
Adjusted EBITDA attributable to Fully Consolidated Entities	$279,844	$160,041	$15,625	$455,510	$28,959	$(8,498)	$475,971
Exclude:
Land sales	—	—	—	—	(59,778)	—	(59,778)
Other land development revenues	—	—	—	—	(7,963)	—	(7,963)
Cost of land sales	—	—	—	—	27,708	—	27,708
Other land development expenses	—	—	—	—	9,711	—	9,711
Corporate general and administrative expenses	—	—	—	—	—	62,149	62,149
Write-offs of abandoned development projects and demolition costs	—	—	—	—	1,596	—	1,596
Interest and other income	—	—	—	—	—	(53,651)	(53,651)
Loss on disposition of interest in development project	—	—	—	—	113	—	113
Subtotal NOI exclusions	$—	$—	$—	$—	$(28,613)	$8,498	$(20,115)
Net Operating Income attributable to Fully Consolidated Entities	$279,844	$160,041	$15,625	$455,510	$346	$—	$455,856
NOI exclusions per above							20,115
Depreciation and Amortization							(248,353)
Interest Expense							(120,431)
Amortization of mortgage procurement costs							(5,550)
Impairment of real estate							(44,288)
Loss on extinguishment of debt							(2,961)
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							(34,395)
Loss on disposition of interest in development project							113
Earnings (loss) from unconsolidated entities							124,784
Earnings (loss) before income taxes							$144,890
Margin % (based on Adjusted EBITDA)	62.2%	55.9%	29.3%	57.7%	23.6%	0.0%	52.2%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2017 and 2016 (in thousands) (continued)

	Year Ended December 31, 2017
Noncontrolling Interest	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
	(in thousands)
Revenues
Rental	$13,344	$36,164	$—	$49,508	$19,746	$—	$69,254
Tenant recoveries	7,655	215	—	7,870	59	—	7,929
Service and management fees	2	(3)	—	(1)	235	—	234
Other revenues (includes Subsidized Senior Housing)	486	2,033	—	2,519	7,139	—	9,658
	21,487	38,409	—	59,896	27,179	—	87,075
Expenses
Property operating and management	(7,233)	(9,722)	—	(16,955)	(11,391)	—	(28,346)
Real estate taxes	(3,086)	(3,736)	—	(6,822)	(2,817)	—	(9,639)
Ground rent	(319)	119	—	(200)	—	—	(200)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(2,273)	—	(2,273)
	(10,638)	(13,339)	—	(23,977)	(16,481)	—	(40,458)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	1,973	1,973
Loss on disposition of interest in development project	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Noncontrolling Interest	$10,849	$25,070	$—	$35,919	$10,698	$1,973	$48,590
Exclude:
Land sales	—	—	—	—	(5,446)	—	(5,446)
Other land development revenues	—	—	—	—	(793)	—	(793)
Cost of land sales	—	—	—	—	2,273	—	2,273
Other land development expenses	—	—	—	—	1,013	—	1,013
Corporate general and administrative expenses	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	(1,973)	(1,973)
Loss on disposition of interest in development project	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$(2,953)	$(1,973)	$(4,926)
Net Operating Income attributable to Noncontrolling Interest	$10,849	$25,070	$—	$35,919	$7,745	$—	$43,664
NOI exclusions per above							4,926
Depreciation and Amortization							(26,920)
Interest Expense							(17,188)
Amortization of mortgage procurement costs							(1,351)
Impairment of real estate							—
Loss on extinguishment of debt							(72)
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							—
Loss on disposition of interest in development project							—
Earnings (loss) from unconsolidated entities							3,231
Earnings (loss) before income taxes							$6,290
Margin % (based on Adjusted EBITDA)	50.5%	65.3%	0.0%	60.0%	39.4%	0.0%	55.8%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2017 and 2016 (in thousands) (continued)

	Year Ended December 31, 2017
Company Share of Unconsolidated Entities	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
	(in thousands)
Revenues
Rental	$26,813	$78,167	$150,728	$255,708	$1,886	$—	$257,594
Tenant recoveries	5,047	506	63,527	69,080	784	—	69,864
Service and management fees	1,802	5,106	3,491	10,399	(376)	—	10,023
Other revenues (includes Subsidized Senior Housing)	1,989	27,715	12,707	42,411	53,539	—	95,950
	35,651	111,494	230,453	377,598	55,833	—	433,431
Expenses
Property operating and management	(8,456)	(30,761)	(59,845)	(99,062)	(10,553)	—	(109,615)
Real estate taxes	(3,639)	(7,277)	(24,815)	(35,731)	(435)	—	(36,166)
Ground rent	(2,335)	(1,020)	(6,898)	(10,253)	—	—	(10,253)
Other expenses (includes Subsidized Senior Housing)	—	(14,911)	—	(14,911)	(50,166)	—	(65,077)
	(14,430)	(53,969)	(91,558)	(159,957)	(61,154)	—	(221,111)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	(677)	—	(677)	(1,430)	—	(2,107)
Interest and other income	—	—	—	—	—	5,484	5,484
Loss on disposition of interest in development project	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Unconsolidated Entities	$21,221	$56,848	$138,895	$216,964	$(6,751)	$5,484	$215,697
Exclude:
Land sales	—	—	—	—	(52,612)	—	(52,612)
Other land development revenues	—	—	—	—	(542)	—	(542)
Cost of land sales	—	—	—	—	50,166	—	50,166
Other land development expenses	—	—	—	—	276	—	276
Corporate general and administrative expenses	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	677	—	677	1,430	—	2,107
Interest and other income	—	—	—	—	—	(5,484)	(5,484)
Loss on disposition of interest in development project	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$677	$—	$677	$(1,282)	$(5,484)	$(6,089)
Net Operating Income attributable to Unconsolidated Entities	$21,221	$57,525	$138,895	$217,641	$(8,033)	$—	$209,608
NOI exclusions per above							6,089
Depreciation and Amortization							(91,952)
Interest Expense							(95,534)
Amortization of mortgage procurement costs							(3,270)
Impairment of real estate							(10,600)
Net loss on extinguishment of debt							(1,625)
Net gain on disposition of interest in unconsolidated entities							108,837
Organizational transformation and termination benefits							—
Loss on disposition of interest in development project							—
Earnings (loss) from unconsolidated entities							(121,553)
Earnings (loss) before income taxes							$—
Margin % (based on Adjusted EBITDA)	59.5%	51.0%	60.3%	57.5%	(12.1)%	0.0%	49.8%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2017 and 2016 (in thousands) (continued)

Year Ended December 31, 2017
Company Share of Discontinued Operations	Office	Apartments	Retail	Total Operations	Development	Corporate	Total
(in thousands)
Revenues
Rental	$—	$—	$—	$—	$—	$—	$—
Tenant recoveries	—	—	—	—	—	—	—
Service and management fees	—	—	—	—	—	—	—
Other revenues (includes Subsidized Senior Housing)	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Expenses
Property operating and management	—	—	—	—	—	—	—
Real estate taxes	—	—	—	—	—	—	—
Ground rent	—	—	—	—	—	—	—
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Less organizational transformation and termination benefits	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—
Loss on disposition of interest in development project	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$—
Exclude:
Land sales	—	—	—	—	—	—	—
Other land development revenues	—	—	—	—	—	—	—
Cost of land sales	—	—	—	—	—	—	—
Other land development expenses	—	—	—	—	—	—	—
Corporate general and administrative expenses	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—
Loss on disposition of interest in development project	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$—	$—	$—
Net Operating Income attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$—
NOI exclusions per above							—
Depreciation and Amortization							—
Interest Expense							—
Amortization of mortgage procurement costs							—
Loss on extinguishment of debt							—
Net gain on disposition of interest in unconsolidated entities							—
Organizational transformation and termination benefits							—
Loss on disposition of interest in development project							—
Earnings (loss) from unconsolidated entities							—
Earnings (loss) before income taxes							$—
Margin % (based on Adjusted EBITDA)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2017 and 2016 (in thousands) (continued)

	Year Ended December 31, 2016
Fully Consolidated Entities	Office	Apartments	Retail	Total Operations	Development	Corporate	Other	Total
	(in thousands)
Revenues
Rental	$337,701	$260,256	$38,046	$636,003	$13,920	$—	$—	$649,923
Tenant recoveries	95,444	2,054	18,570	116,068	1,076	—	—	117,144
Service and management fees	3,707	14,866	19,488	38,061	15,763	—	—	53,824
Other revenues (includes Subsidized Senior Housing)	27,003	14,439	3,556	44,998	60,076	—	3,518	108,592
	463,855	291,615	79,660	835,130	90,835	—	3,518	929,483
Expenses
Property operating and management	(121,065)	(109,398)	(43,362)	(273,825)	(64,126)	—	—	(337,951)
Real estate taxes	(53,079)	(25,912)	(8,254)	(87,245)	(3,223)	—	—	(90,468)
Ground rent	(11,839)	(2,003)	(511)	(14,353)	(22)	—	—	(14,375)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(13,661)	(94,391)	(2,730)	(110,782)
	(185,983)	(137,313)	(52,127)	(375,423)	(81,032)	(94,391)	(2,730)	(553,576)
Less organizational transformation and termination benefits	—	—	—	—	—	31,708	—	31,708
Write-offs of abandoned development projects	—	—	—	—	(10,348)	—	—	(10,348)
Interest and other income	—	—	—	—	—	46,229	—	46,229
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Fully Consolidated Entities	$277,872	$154,302	$27,533	$459,707	$(545)	$(16,454)	$788	$443,496
Exclude:
Land sales	—	—	—	—	(48,078)	—	—	(48,078)
Other land development revenues	—	—	—	—	(10,183)	—	—	(10,183)
Cost of land sales	—	—	—	—	13,661	—	—	13,661
Other land development expenses	—	—	—	—	8,923	—	—	8,923
Corporate general and administrative expenses	—	—	—	—	—	62,683	—	62,683
Write-offs of abandoned development projects	—	—	—	—	10,348	—	—	10,348
Interest and other income	—	—	—	—	—	(46,229)	—	(46,229)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$(25,329)	$16,454	$—	$(8,875)
Net Operating Income attributable to Fully Consolidated Entities	$277,872	$154,302	$27,533	$459,707	$(25,874)	$—	$788	$434,621
NOI exclusions per above								8,875
Depreciation and Amortization								(250,848)
Interest Expense								(131,441)
Interest rate swap breakage fee								(24,635)
Amortization of mortgage procurement costs								(5,719)
Impairment of real estate								(156,825)
Loss on extinguishment of debt								(32,960)
Net gain on disposition of interest in unconsolidated entities								—
Organizational transformation and termination benefits								(31,708)
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								—
Earnings (loss) from unconsolidated entities								(263,533)
Earnings (loss) before income taxes								$(454,173)
Margin % (based on Adjusted EBITDA)	59.9%	52.9%	34.6%	55.0%	(0.6)%	0.0%	22.4%	47.7%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2017 and 2016 (in thousands) (continued)

	Year Ended December 31, 2016
Noncontrolling Interest	Office	Apartments	Retail	Total Operations	Development	Corporate	Other	Total
	(in thousands)
Revenues
Rental	$12,774	$36,177	$—	$48,951	$7,660	$—	$—	$56,611
Tenant recoveries	6,809	151	—	6,960	12	—	—	6,972
Service and management fees	2	(13)	—	(11)	309	—	—	298
Other revenues (includes Subsidized Senior Housing)	589	1,919	—	2,508	5,985	—	—	8,493
	20,174	38,234	—	58,408	13,966	—	—	72,374
Expenses
Property operating and management	(6,787)	(8,775)	—	(15,562)	(6,544)	—	—	(22,106)
Real estate taxes	(2,853)	(3,820)	—	(6,673)	(1,270)	—	—	(7,943)
Ground rent	(319)	104	—	(215)	—	—	—	(215)
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	(1,313)	—	—	(1,313)
	(9,959)	(12,491)	—	(22,450)	(9,127)	—	—	(31,577)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	(16)	—	—	(16)
Interest and other income	—	—	—	—	—	1,600	—	1,600
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Noncontrolling Interest	$10,215	$25,743	$—	$35,958	$4,823	$1,600	$—	$42,381
Exclude:
Land sales	—	—	—	—	(4,795)	—	—	(4,795)
Other land development revenues	—	—	—	—	(1,014)	—	—	(1,014)
Cost of land sales	—	—	—	—	1,313	—	—	1,313
Other land development expenses	—	—	—	—	920	—	—	920
Corporate general and administrative expenses	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	16	—	—	16
Interest and other income	—	—	—	—	—	(1,600)	—	(1,600)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$(3,560)	$(1,600)	$—	$(5,160)
Net Operating Income attributable to Noncontrolling Interest	$10,215	$25,743	$—	$35,958	$1,263	$—	$—	$37,221
NOI exclusions per above								5,160
Depreciation and Amortization								(22,821)
Interest Expense								(12,807)
Interest rate swap breakage fee								—
Amortization of mortgage procurement costs								(796)
Impairment of real estate								—
Loss on extinguishment of debt								—
Net gain on disposition of interest in unconsolidated entities								—
Organizational transformation and termination benefits								—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								—
Earnings (loss) from unconsolidated entities								306
Earnings (loss) before income taxes								$6,263
Margin % (based on Adjusted EBITDA)	50.6%	67.3%	0.0%	61.6%	34.5%	0.0%	0.0%	58.6%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2017 and 2016 (in thousands) (continued)

	Year Ended December 31, 2016
Company Share of Unconsolidated Entities	Office	Apartments	Retail	Total Operations	Development	Corporate	Other	Total
	(in thousands)
Revenues
Rental	$16,160	$78,288	$151,527	$245,975	$8,541	$—	$—	$254,516
Tenant recoveries	3,068	509	61,689	65,266	1,874	—	—	67,140
Service and management fees	2,145	6,659	2,632	11,436	104	—	—	11,540
Other revenues (includes Subsidized Senior Housing)	533	54,777	14,094	69,404	2,973	—	971	73,348
	21,906	140,233	229,942	392,081	13,492	—	971	406,544
Expenses
Property operating and management	(7,597)	(31,696)	(56,855)	(96,148)	(7,165)	—	—	(103,313)
Real estate taxes	(2,355)	(6,633)	(22,814)	(31,802)	(1,440)	—	—	(33,242)
Ground rent	(900)	(1,022)	(8,138)	(10,060)	(1,099)	—	—	(11,159)
Other expenses (includes Subsidized Senior Housing)	—	(32,741)	(697)	(33,438)	(401)	—	(455)	(34,294)
	(10,852)	(72,092)	(88,504)	(171,448)	(10,105)	—	(455)	(182,008)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	(327)	—	—	(327)
Interest and other income	—	—	—	—	—	2,544	—	2,544
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	(62)	—	(62)	2,488	—	(18)	2,408
Adjusted EBITDA attributable to Unconsolidated Entities	$11,054	$68,079	$141,438	$220,571	$5,548	$2,544	$498	$229,161
Exclude:
Land sales	—	—	(680)	(680)	(1,666)	—	—	(2,346)
Other land development revenues	—	—	—	—	(338)	—	—	(338)
Cost of land sales	—	—	697	697	401	—	—	1,098
Other land development expenses	—	—	—	—	642	—	—	642
Corporate general and administrative expenses	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	327	—	—	327
Interest and other income	—	—	—	—	—	(2,544)	—	(2,544)
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	62	—	62	(2,488)	—	18	(2,408)
Subtotal NOI exclusions	$—	$62	$17	$79	$(3,122)	$(2,544)	$18	$(5,569)
Net Operating Income attributable to Unconsolidated Entities	$11,054	$68,141	$141,455	$220,650	$2,426	$—	$516	$223,592
NOI exclusions per above								5,569
Depreciation and Amortization								(93,687)
Interest Expense								(101,440)
Interest rate swap breakage fee								—
Amortization of mortgage procurement costs								(3,736)
Impairment of real estate								(306,400)
Loss on extinguishment of debt								(903)
Net gain on disposition of interest in unconsolidated entities								13,166
Organizational transformation and termination benefits								—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								(2,408)
Earnings (loss) from unconsolidated entities								266,247
Earnings (loss) before income taxes								$—
Margin % (based on Adjusted EBITDA)	50.5%	48.5%	61.5%	56.3%	41.1%	0.0%	51.3%	56.4%

Forest City Realty Trust, Inc. and Subsidiaries
Appendix
Summary of Adjusted EBITDA and NOI by Segment - Three Months and Years Ended December 31, 2017 and 2016 (in thousands) (continued)

Year Ended December 31, 2016
Company Share of Discontinued Operations	Office	Apartments	Retail	Total Operations	Development	Corporate	Other	Total
(in thousands)
Revenues
Rental	$—	$—	$—	$—	$—	$—	$—	$—
Tenant recoveries	—	—	—	—	—	—	—	—
Service and management fees	—	—	—	—	—	—	—	—
Other revenues (includes Subsidized Senior Housing)	—	—	—	—	—	—	8,136	8,136
	—	—	—	—	—	—	8,136	8,136
Expenses
Property operating and management	—	—	—	—	—	—	—	—
Real estate taxes	—	—	—	—	—	—	—	—
Ground rent	—	—	—	—	—	—	—	—
Other expenses (includes Subsidized Senior Housing)	—	—	—	—	—	—	(6,938)	(6,938)
	—	—	—	—	—	—	(6,938)	(6,938)
Less organizational transformation and termination benefits	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—	—
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Adjusted EBITDA attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$1,198	$1,198
Exclude:
Land sales	—	—	—	—	—	—	—	—
Other land development revenues	—	—	—	—	—	—	—	—
Cost of land sales	—	—	—	—	—	—	—	—
Other land development expenses	—	—	—	—	—	—	—	—
Corporate general and administrative expenses	—	—	—	—	—	—	—	—
Write-offs of abandoned development projects and demolition costs	—	—	—	—	—	—	—	—
Interest and other income	—	—	—	—	—	—	—	—
Earnings (loss) from unconsolidated entities in Adjusted EBITDA	—	—	—	—	—	—	—	—
Subtotal NOI exclusions	$—	$—	$—	$—	$—	$—	$—	$—
Net Operating Income attributable to Discontinued Operations	$—	$—	$—	$—	$—	$—	$1,198	$1,198
NOI exclusions per above								—
Depreciation and Amortization								(35)
Interest Expense								(1,738)
Interest rate swap breakage fee								—
Amortization of mortgage procurement costs								(21)
Impairment of real estate								—
Loss on extinguishment of debt								—
Net gain on disposition of interest in unconsolidated entities								—
Organizational transformation and termination benefits								—
(Earnings) loss from unconsolidated entities in Adjusted EBITDA								—
Earnings (loss) from unconsolidated entities								(1,400)
Earnings (loss) before income taxes								$(1,996)
Margin % (based on Adjusted EBITDA)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	14.7%	14.7%